Registration Nos. 033-06836 and 811-04722
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          _____________________________

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                           Pre-Effective Amendment No.                   | |


                         Post-Effective Amendment No. 24                 |X|
                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


                                 Amendment No. 26                        |X|
                        (Check appropriate box or boxes.)


                             FMI MUTUAL FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         225 East Mason Street
          Milwaukee, Wisconsin                                  53202
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (414) 226-4555
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                               Copy to:
             Ted D. Kellner                                Richard L. Teigen
       Fiduciary Management, Inc.                           Foley & Lardner
         225 East Mason Street                         777 East Wisconsin Avenue
          Milwaukee, WI 53202                         Milwaukee, Wisconsin 53202
---------------------------------------               --------------------------
(Name and Address of Agent for Service)

                         ______________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

| |  immediately upon filing pursuant to paragraph (b)


|X|  on October 31, 2003 pursuant to paragraph (b)


| |  60 days after filing pursuant to paragraph (a) (1)

| |  on  (date)  pursuant to paragraph (a) (1)

| |  75 days after filing pursuant to paragraph (a) (2)

| |  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              P R O S P E C T U S
                                OCTOBER 31, 2003


                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund

                            FMI Winslow Growth Fund


                           FMI Knappenberger Partners
                              Emerging Growth Fund


                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS


PROSPECTUS                                                    OCTOBER 31, 2003


                             FMI Mutual Funds, Inc.

  FMI Mutual Funds, Inc. (the "FMI Funds") is a family of five no load mutual funds. Each of the FMI Funds invests mainly in common stocks of U.S. companies.

  The FMI Funds are:

  o  FMI Provident Trust Strategy Fund      o FMI Woodland Small Capitalization
                                                Value Fund
  o  FMI Winslow Growth Fund


  o  FMI Knappenberger Partners Emerging    o FMI Sasco Contrarian Value Fund
       Growth Fund


  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the FMI Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FMI Mutual Funds, Inc.
225 East Mason Street
Milwaukee, Wisconsin  53202
(414) 226-4555

                               TABLE OF CONTENTS


QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE FMI FUNDS                                          1

FEES AND EXPENSES                                                           10

INVESTMENT OBJECTIVES AND STRATEGIES                                        12

MANAGEMENT OF THE FUNDS                                                     14

THE FUNDS' SHARE PRICE                                                      17

PURCHASING SHARES                                                           17

REDEEMING SHARES                                                            19

EXCHANGING SHARES                                                           21

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          22

FINANCIAL HIGHLIGHTS                                                        22

SHARE PURCHASE APPLICATION                                          CENTERFOLD


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FMI FUNDS

1. WHAT ARE THE FMI FUNDS' GOALS?

   FMI PROVIDENT TRUST STRATEGY FUND (THE "STRATEGY FUND")


       The Strategy Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.


   FMI WINSLOW GROWTH FUND (THE "GROWTH FUND")

   The Growth Fund seeks long-term growth of capital.


   FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND (THE "EMERGING GROWTH FUND")


       The Emerging Growth Fund seeks long-term growth of capital.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND (THE "SMALL CAP VALUE FUND")

       The Small Cap Value Fund seeks long-term growth of capital.

   FMI SASCO CONTRARIAN VALUE FUND (THE "CONTRARIAN VALUE FUND")

       The Contrarian Value Fund seeks long-term growth of capital.

2. WHAT ARE THE FMI FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

       Each of the FMI Funds invests mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities or in both common stocks and debt securities. Further, unlike the other FMI Funds, the Strategy Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets. The FMI Funds employ different investment strategies to achieve their investment objectives. Unlike many mutual fund families where most of the stock funds invest in substantially the same companies, each of the FMI Funds targets a different subset of the domestic stock market. While from time to time there will be some investments common to some or all of the FMI Funds, their portfolios and performance will vary significantly. Please read this Prospectus carefully to determine which of the FMI Funds best meets your investment objectives.

   FMI PROVIDENT TRUST STRATEGY FUND

       The Strategy Fund is our flexible fund. We anticipate that the Strategy Fund will invest mainly in common stocks most of the time. However, because it is a flexible fund, it may also invest mainly in bonds and other debt securities (such as notes, debentures, bills or money market instruments), or in both common stocks and debt securities. The Strategy Fund is not required to invest any minimum or maximum percentage of its assets in common stocks or any other type of security. The common stocks the Strategy Fund purchases are generally of smaller capitalization growth companies, mid-cap growth companies or large capitalization growth companies (companies having a market capitalization of $1 billion or more at the time of purchase). The debt securities the Strategy Fund purchases are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities the Strategy Fund purchases usually have maturities of under 10 years. When implementing its asset allocation strategy, the Strategy Fund reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities. The Strategy Fund's investment strategy may result in high portfolio turnover.

   FMI WINSLOW GROWTH FUND

       The Growth Fund is one of our two "growth" funds. Our "growth" Funds invest in companies that have the potential for above-average future earnings growth. We believe investing in these companies provides an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Growth Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase and generally are improving their financial returns. The Growth Fund's investment strategy may result in high portfolio turnover.


   FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND


       The Emerging Growth Fund is our second "growth" fund. The Emerging Growth Fund differs from the Growth Fund in that it primarily invests in small capitalization companies and smaller mid-cap companies (i.e. companies having a market capitalization under $3.0 billion at the time of purchase). Like the Growth Fund, the Emerging Growth Fund invests in companies that have the potential for above-average future earnings growth. Most of these companies compete in new and emerging markets and often have exciting new products to offer. The portfolio manager of the Emerging Growth Fund looks for the "rising stars" in all industries. The Emerging Growth Fund also does not automatically sell proven performers if their market capitalization subsequently exceeds $3.0 billion, but generally will not add to its holdings of these companies. The Emerging Growth Fund's investment strategy may result in high portfolio turnover.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

       The Small Cap Value Fund is one of our two "value" funds. Our "value" funds invest in companies which our portfolio managers believe to be undervalued. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by these Funds are undervalued. The Small Cap Value Fund primarily invests in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase). Our portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

   FMI SASCO CONTRARIAN VALUE FUND

       The Contrarian Value Fund is our second "value" fund. The Contrarian Value Fund differs from the Small Cap Value Fund in that it predominantly invests in larger small capitalization companies and mid-cap companies. These are companies having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase. The portfolio manager of the Contrarian Value Fund looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FMI FUNDS?

       Investors in the FMI Funds may lose money. There are risks associated with investments in the types of securities in which the FMI Funds invest. These risks include:

                                   EMERGING         SMALL               CONTRARIAN
      STRATEGY FUND             GROWTH FUND         GROWTH FUND         CAP VALUE FUND      VALUE FUND
      -------------             -----------         -----------         --------------      ----------
   o  Market Risk               o  Market Risk      o  Market Risk      o  Market Risk      o  Market Risk
   o  Growth                    o  Growth           o  Smaller          o  Smaller          o  Value
      Investing Risk               Investing Risk      Capitalization      Capitalization      Investing Risk
   o  Interest                  o  High Portfolio      Companies Risk      Companies Risk
      Rate Risk                    Turnover Risk    o  Growth           o  Value
   o  Credit Risk                                      Investing Risk      Investing Risk
   o  Prepayment Risk                               o  High Portfolio
   o  Asset Allocation Risk                            Turnover Risk
   o  Non-Diversification Risk
   o  High Portfolio
      Turnover Risk

       o MARKET RISK: The prices of the securities in which the FMI Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

       o SMALLER CAPITALIZATION COMPANIES RISK: The Small Cap Value Fund and the Emerging Growth Fund invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

       o GROWTH INVESTING RISK: Each of the Strategy Fund, the Growth Fund and the Emerging Growth Fund primarily invest in "growth" stocks. Our portfolio managers may be wrong in their assessments of a company's potential for growth and the stocks these Funds hold may not grow as our portfolio managers anticipate. From time to time "growth" investing falls out of favor with investors. During these periods, these Funds' relative performance may suffer.

       o VALUE INVESTING RISK: Each of the Small Cap Value Fund and the Contrarian Value Fund primarily invest in "value" stocks. Our portfolio managers may be wrong in their assessment of a company's value and the stocks these Funds hold may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During those periods, these Funds' relative performance may suffer.

       o INTEREST RATE RISK: At times, the Strategy Fund may invest primarily in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

       o CREDIT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

       o PREPAYMENT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.

       o ASSET ALLOCATION RISK: As a flexible fund, the Strategy Fund allocates its investments among various asset classes. The Strategy Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Strategy Fund invests. For example, the Strategy Fund's relative investment performance would suffer if only a small portion of the Strategy Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

       o NON-DIVERSIFICATION RISK: The Strategy Fund is a non-diversified investment company. As such, it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Strategy Fund invests perform poorly, the Strategy Fund could incur greater losses than it would have had it invested in a greater number of securities.

       o HIGH PORTFOLIO TURNOVER RISK: The investment strategy of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover. High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Funds must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

       Because of these risks the FMI Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FMI Funds.

4. HOW HAVE THE FMI FUNDS PERFORMED?

       The bar charts and tables that follow provide some indication of the risks of investing in the FMI Funds by showing changes in the performance from year to year of the Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund and how their average annual returns (before and after taxes) over various periods compare to the performance of various broad-based securities indexes. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       FMI PROVIDENT TRUST STRATEGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1993          11.06%
                              1994          -2.02%
                              1995          23.19%
                              1996          20.48%
                              1997          30.04%
                              1998          38.69%
                              1999          25.12%
                              2000         -16.28%
                              2001         -18.16%
                              2002         -18.13%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.67% (quarter ended December 31, 2000).


       The Fund's 2003 year to date total return is 17.15% (January 1, 2003 through the quarter ended September 30, 2003).



       For the 1993-1994 calendar years, Fiduciary Management, Inc. was the investment adviser to the Strategy Fund. For the 1995-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Strategy Fund. On October 15, 2001, Fiduciary Management, Inc. again became the investment adviser to the Strategy Fund.



       For the calendar years 1993-1994, the portfolio manager to the Strategy Fund was Fiduciary Management, Inc. For the calendar years 1995-2001, the portfolio manager to the Strategy Fund was Palm Beach Investment Advisers, LLC. Since 2002, the portfolio manager to the Strategy Fund has been Provident Trust Company.



   AVERAGE ANNUAL TOTAL RETURNS                                PAST           PAST           PAST
   (FOR THE PERIODS ENDING DECEMBER 31, 2002)                  YEAR         5 YEARS        10 YEARS
   ------------------------------------------                  ----         -------        --------
   Strategy Fund (before taxes)                              -18.13%         -0.54%         7.41%
   Strategy Fund (after taxes on distributions)(1)<F1>       -20.26%         -5.24%         3.79%
   Strategy Fund (after taxes on distributions
     and sale of Fund shares)(1)<F1>                          -9.47%          0.66%         6.26%
   S&P 500(2)<F2>                                            -22.10%         -0.59%         9.34%


(1)<F1> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. Reflects no deduction for fees, expenses or taxes.

                            FMI WINSLOW GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1996          16.85%
                              1997          22.40%
                              1998          29.23%
                              1999          19.07%
                              2000         -10.24%
                              2001         -14.98%
                              2002         -28.87%



Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 29.76% (quarter ended December 31, 1998) and the lowest total return for a quarter was -19.96% (quarter ended September 30, 2001).



       The Fund's 2003 year to date total return is 20.60% (January 1, 2003 through the quarter ended September 30, 2003).


       For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Growth Fund.

       Since 1996, the portfolio manager to the Growth Fund has been Winslow Capital Management, Inc.


                                                                                         SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                PAST           PAST           OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2002)                  YEAR         5 YEARS        (JULY 1, 1995)
   ------------------------------------------                  ----         -------      -------------------
   Growth Fund (before taxes)                                -28.87%         -3.54%             3.53%
   Growth Fund (after taxes on distributions)(1)<F3>         -28.87%         -9.76%            -1.08%
   Growth Fund (after taxes on distributions
     and sale of Fund shares)(1)<F3>                         -17.73%         -2.74%             2.93%
   S&P 500                                                   -22.10%         -0.59%             8.38%
   Russell 1000 Growth(2)<F4>                                -27.89%         -3.84%             5.09%


(1)<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F4> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.


                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)



                              2000          -3.89%
                              2001         -16.37%
                              2002         -36.05%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 26.16% (quarter ended December 31, 2001) and the lowest total return for a quarter was -28.06% (quarter ended September 30, 2001).



       The Fund's 2003 year to date total return is 28.94% (January 1, 2003 through the quarter ended September 30, 2003).


       For the 2000 calendar year, Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Emerging Growth Fund.


       Since 2000, the portfolio manager to the Emerging Growth Fund has been KB Growth Advisors LLC (d/b/a Knappenberger Partners).



                                                                                      SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                          PAST             OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2002)                            YEAR        (SEPTEMBER 30, 1999)
   ------------------------------------------                            ----        --------------------
   Emerging Growth Fund (before taxes)                                 -36.05%              -11.67%
   Emerging Growth Fund (after taxes on distributions)(1)<F5>          -36.05%              -11.80%
   Emerging Growth Fund (after taxes on distributions
     and sale of Fund shares)(1)<F5>                                   -22.13%               -9.09%
   Russell 2000 Growth Index(2)<F6>                                    -30.26%              -12.20%
   Russell 2000 Index(3)<F7>                                           -20.48%               -2.01%


(1)<F5> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F6> The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.
(3)<F7> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. Reflects no deduction for fees, expenses or taxes.

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1997          21.08%
                              1998          -3.86%
                              1999           0.05%
                              2000           1.84%
                              2001          16.49%
                              2002          -9.79%



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).



       The Fund's 2003 year to date total return is 6.49% (January 1, 2003 through the quarter ended September 30, 2003).


       For the 1997-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Small Cap Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Small Cap Value Fund.


       From 1997 to December 2002, the portfolio manager to the Small Cap Value Fund was Woodland Partners LLC. In December 2002, Woodland Partners, a division of GAMCO Investors, Inc., became the portfolio manager to the Small Cap Value Fund when GAMCO Investors acquired the mutual fund investment advisory business of Woodland Partners LLC.



                                                                                                    SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                          PAST           PAST             OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2002)                            YEAR         5 YEARS       (SEPTEMBER 16, 1996)
   ------------------------------------------                            ----         -------       -------------------
   Small Cap Value Fund (before taxes)                                  -9.79%          0.58%              5.01%
   Small Cap Value Fund (after taxes on distributions)(1)<F8>          -12.53%         -0.41%              4.12%
   Small Cap Value Fund (after taxes on distributions
     and sale of Fund shares)(1)<F8>                                    -4.57%          0.21%              3.82%
   Russell 2000 Index                                                  -20.48%         -1.36%              3.18%



(1)<F8> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.


                        FMI SASCO CONTRARIAN VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1998          -9.07%
                              1999          -0.68%
                              2000          31.64%
                              2001          11.84%
                              2002          -9.89%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 17.68% (quarter ended December 31, 2000) and the lowest total return for a quarter was -19.91% (quarter ended September 30, 2002).



       The Fund's 2003 year to date total return is 12.67% (January 1, 2003 through the quarter ended September 30, 2003).


       For the 1998-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Contrarian Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Contrarian Value Fund.

       Since 1998, the portfolio manager to the Contrarian Value Fund has been Sasco Capital, Inc.


                                                                                                    SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                          PAST           PAST             OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2002)                            YEAR         5 YEARS       (DECEMBER 30, 1997)
   ------------------------------------------                            ----         -------        ------------------
   Contrarian Value Fund (before taxes)                                 -9.89%         3.68%               3.74%
   Contrarian Value Fund (after taxes on distributions)(1)<F9>          -9.89%         3.18%               3.24%
   Contrarian Value Fund (after taxes on distributions
     and sale of Fund shares)(1)<F9>                                    -6.07%         2.70%               2.75%
   Russell Midcap Index(2)<F10>                                        -16.18%         2.19%               2.25%



 (1)<F9> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

(2)<F10> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks. Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the FMI Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            EMERGING         SMALL
                                           STRATEGY         GROWTH           GROWTH           CAP          CONTRARIAN
                                             FUND            FUND             FUND         VALUE FUND      VALUE FUND
                                           --------         ------          --------       ----------      ----------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     Percentage of offering price)        No Sales        No Sales         No Sales        No Sales        No Sales
                                          Charge          Charge           Charge          Charge          Charge
   Maximum Deferred Sales
     Charge (Load)                        No Deferred     No Deferred      No Deferred     No Deferred     No Deferred
                                          Sales Charge    Sales Charge     Sales Charge    Sales Charge    Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends And Distributions          No Sales        No Sales         No Sales        No Sales        No Sales
                                          Charge          Charge           Charge          Charge          Charge
   Redemption Fee(1)<F11>                 None            None             None            None            None
   Exchange Fee                           None            None             None            None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fees                        0.75%           1.00%            1.00%           1.00%           1.00%
   Distribution and/or
     Service (12b-1) Fees                 0.00%           0.00%            0.00%           0.00%           0.00%
   Other Expenses                         2.36%           2.17%            0.71%           0.50%           2.05%
   Total Annual Fund
     Operating Expenses(2)<F12>           3.11%           3.17%            1.71%           1.50%           3.05%
   Expense Reimbursement(2)<F12>          1.91%           1.87%            0.41%           0.20%           1.75%
   Net Expenses                           1.20%           1.30%            1.30%           1.30%           1.30%


(1)<F11>  Our transfer agent charges a fee of $15.00 for each wire redemption.

(2)<F12> During the fiscal year ended June 30, 2003, Fiduciary Management, Inc. reimbursed each Fund (other than the Strategy Fund) to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. For the Strategy Fund, Fiduciary Management, Inc. has agreed to reimburse the Fund for expenses in excess of 1.2% of the Fund's first $20,000,000 in average daily net assets; for expenses in excess of 1.1% of the Fund's next $10,000,000 in average daily net assets; for expenses in excess of 1.0% of the Fund's next $20,000,000 in average daily net assets; for expenses in excess of 0.9% of the Fund's next $50,000,000 in average daily net assets; and for expenses in excess of 0.8% of the Fund's average daily net assets in excess of $100,000.000. Fiduciary Management may discontinue these reimbursements at any time, but will not do so prior to June 30, 2004.


EXAMPLE

  This Example is intended to help you compare the cost of investing in the FMI Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                              1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                              ------        -------        -------        --------
   FMI Provident Trust Strategy Fund                           $122           $775          $1,454         $3,268
   FMI Winslow Growth Fund                                     $132           $797          $1,488         $3,328
   FMI Knappenberger Partners Emerging Growth Fund             $132           $497            $887         $1,978
   FMI Woodland Small Capitalization Value Fund                $132           $454            $798         $1,770
   FMI Sasco Contrarian Value Fund                             $132           $773          $1,439         $3,223


This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.

INVESTMENT OBJECTIVES AND
STRATEGIES

GENERAL

  The Strategy Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks. The Growth Fund seeks long-term growth of capital. The Emerging Growth Fund seeks long-term growth of capital. The Small Cap Value Fund seeks long-term growth of capital. The Contrarian Value Fund seeks long-term growth of capital. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the FMI Funds might not appreciate and investors could lose money.

  The FMI Funds invest mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities (such as bonds, notes, debentures, bills, or money market instruments), or in both common stocks or debt securities. Each of the FMI Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FMI Funds will not be able to achieve their investment objectives of capital appreciation or growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which the Strategy Fund may invest. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  All of our portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually each of the FMI Funds will hold stocks of less than 70 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

  The Small Cap Value Fund and the Contrarian Value Fund do not attempt to achieve their investment objectives by active and frequent trading of common stocks. The investment strategies of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover.

FMI PROVIDENT TRUST STRATEGY FUND

  The portfolio manager for the Strategy Fund utilizes a "top-down" investment approach when it determines the portion of the Strategy Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio manager reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

  After the portfolio manager has determined the appropriate allocations among asset classes, it selects individual investments. When purchasing common stocks for the Strategy Fund, the portfolio manager takes a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Strategy Fund, the portfolio manager takes a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.

  The portfolio manager employs a sell discipline pursuant to which it will:

  o   Sell or reduce a position as part of its asset allocation process

  o   Sell an entire position when fundamentals are deteriorating

  o Reduce or sell an entire position when it reaches the portfolio manager's target price

FMI WINSLOW GROWTH FUND

  When purchasing stocks for the Growth Fund, the portfolio manager looks for companies having some or all of the following attributes:

  o   Consistent and sustainable future growth of revenue and earnings

  o   Low financial leverage with strong cash flow

  o   High return on equity/low debt-to-total capital

  o   Management focused on shareholder value

  o   Dominant market leader

  The portfolio manager takes a "bottom-up" investment approach when selecting investments for the Growth Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The portfolio manager also employs a sell discipline pursuant to which it will:

  o   Trim back a position which exceeds 5% of the Growth Fund

  o   Sell an entire position when fundamentals are deteriorating

  o Reduce or sell an entire position when it finds a better investment to replace it

  o   Trim back a position after a strong relative price increase

FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND

  When purchasing stocks for the Emerging Growth Fund, the portfolio manager identifies companies early in their public company existence. Most of these companies compete in new and emerging markets and often have exciting new products to offer. When selecting investments for the Emerging Growth Fund, the portfolio manager emphasizes a "bottom-up" approach to look for companies with long-term growth potential whose earnings the portfolio manager expects to grow at least 15% per year. The portfolio manager also emphasizes a sell discipline pursuant to which it will:

  o   Trim back a position which exceeds 5% of the Emerging Growth Fund

  o Reduce or sell an entire position when it finds a better investment to replace it

  o Sell all or substantially all of a position when fundamentals deteriorate or where there is a change in one or more factors which led to the original investment decision


  o Will sell a position when a stock's market capitalization exceeds $10 billion


FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

  When purchasing stocks for the Small Cap Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include companies undergoing fundamental change through new management teams or different strategies.

  The portfolio manager employs a sell discipline pursuant to which it will:

  o Sell a position when the price of the stock exceeds the company's per share intrinsic value

  o Sell a position when it has diminished confidence that management will execute its stated strategy

FMI SASCO CONTRARIAN VALUE FUND

  When purchasing stocks for the Contrarian Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for companies that both are selling at a substantial discount to their private market value and have restructuring and turnaround potential. The portfolio manager looks for companies where there is the potential for:

  o   Significant increase in earnings over a three-year period

  o   Significant price appreciation over a three-year period

  The portfolio manager employs a sell discipline similar to the sell discipline of the portfolio manager for the Small Cap Value Fund pursuant to which it will:

  o Sell a position when the price of the stock reaches the portfolio manager's target price

  o Sell a position when it has diminished confidence that management can execute the turnaround strategy

  o   Sell a position when key management departs

MANAGEMENT OF THE FUNDS

FIDUCIARY MANAGEMENT, INC. IS THE INVESTMENT ADVISER TO THE FUNDS.

  Fiduciary Management, Inc. (the "Adviser") is the investment adviser to each of the FMI Funds. The Adviser's address is:

        225 East Mason Street
        Milwaukee, Wisconsin  53202

  As the investment adviser to the Funds, the Adviser:

  o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds

  o Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results


  During the last fiscal year, each of the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund paid an annual investment advisory fee equal to 1.00% of its average net assets. The Strategy Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).


  The Adviser was organized in 1980 and is an investment adviser to individuals and institutional clients. The Adviser is controlled by Ted D. Kellner.

EACH OF THE FUNDS HAVE DIFFERENT
PORTFOLIO MANAGERS

  The investment portfolio of each of the FMI Funds is managed by a different sub-adviser. We refer to the sub-advisers as "portfolio managers." Each portfolio manager has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates portfolio managers, subject to approval of the Board of Directors of the FMI Funds.

  The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Fund may request an order of the Securities and Exchange Commission exempting the Fund from the requirement for shareholder approval of a new portfolio manager. The Securities and Exchange Commission might not grant the request. However, if an order is granted, the Fund will notify shareholders of any change in its portfolio manager.

  The Adviser pays the fees of each portfolio manager. These fees are based on a percentage of Fund assets under management; there are no performance or incentive fees. The portfolio managers for all of the FMI Funds (other than the Strategy Fund) receive a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).

  In selecting portfolio managers, the Adviser evaluates quantitatively and qualitatively the portfolio manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. The Adviser does not consider short-term investment performance, by itself, to be a controlling factor in selecting or terminating a portfolio manager.

FMI PROVIDENT TRUST STRATEGY FUND

  Provident Trust Company is the portfolio manager to the Strategy Fund. Its address is:

        N27 W23957 Paul Road
        Suite 204
        Pewaukee, WI  53072


  Provident Trust Company (or its immediate predecessor) has managed equity and fixed income portfolios for individual and institutional clients since January 1999, and, as of September 30, 2003, managed approximately $440 million in assets. J. Scott Harkness, President of Provident Trust Company, is primarily responsible for the day-to-day management of the Strategy Fund's portfolio. Michael A. Schelble, Vice President of Provident Trust Company, acts as Assistant Portfolio Manager. Messrs. Harkness and Schelble have been employed by Provident Trust Company or its immediate predecessor since January 1999. Provident Trust Company is controlled by J. Scott Harkness. Prior to January 1999, Messrs. Harkness and Schelble were employed as the Chief Investment Officer and Vice President, respectively, of Firstar Investment Research & Management Company.


FMI WINSLOW GROWTH FUND

  Winslow Capital Management, Inc. is the portfolio manager to the Growth Fund. Its address is:

        4720 IDS Tower
        80 South Eighth Street
        Minneapolis, MN  55402


  Winslow Capital Management, Inc. has been an investment adviser since 1992, and as of September 30, 2003 managed approximately $775 million in assets. The investment team of Winslow Capital Management, Inc., is jointly and primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.


FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND


  KB Growth Advisors LLC, doing business as Knappenberger Partners, is the portfolio manager to the Emerging Growth Fund. Its address is:



        800 LaSalle Avenue
        Suite 2280
        Minneapolis, MN  55402



  KB Growth Advisors LLC has been an investment adviser since 1998, and as of September 30, 2003 managed approximately $107 million in assets. Gail M. Knappenberger, Jill A. Thompson and Curt D. McLeod are primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors LLC since its inception in 1998. Ms. Thompson has served as portfolio managing partner since 1999. Prior to that time, she was with U.S. Bancorp Asset Management from 1989-1999, most recently as Managing Director. Mr. McLeod has served as portfolio managing partner since 2003. Prior to that time, he was a Principal and Senior Portfolio Manager with Paladin Investment Associates from 1997-2002. KB Growth Advisors LLC is controlled by Gail M. Knappenberger.


FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

  Woodland Partners, a division of GAMCO Investors, Inc. ("GAMCO"), is the portfolio manager to the Small Cap Value Fund. Its address is:

        60 South Sixth Street
        Suite 3750
        Minneapolis, MN  55402


  Woodland Partners and its predecessor, Woodland Partners LLC, have been an investment adviser since 1996. As of September 30, 2003, Woodland Partners managed approximately $290 million in assets. Richard W. Jensen and Elizabeth
M. Lilly are primarily responsible for the day-to-day management of the Small Cap Value Fund's portfolio. From 1996 to the time of GAMCO's acquisition of Woodland Partners LLC, Mr. Jensen and Ms. Lilly were portfolio managers at Woodland Partners LLC. Prior to the acquisition, Mr. Jensen and Ms. Lilly became employed by GAMCO as portfolio managers. GAMCO is wholly-owned by Gabelli Asset Management, Inc.


FMI SASCO CONTRARIAN VALUE FUND

  Sasco Capital, Inc. is the portfolio manager to the Contrarian Value Fund. Its address is:

        10 Sasco Hill Road
        Fairfield, CT  06824


  Sasco Capital, Inc. has been an investment adviser since 1985, and as of September 30, 2003 managed approximately $1.5 billion in assets. Bruce Bottomley and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986. Sasco Capital, Inc. is owned by Hoda Bibi, Bruce Bottomley and Daniel Leary.


THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  All accounts                             $1,000

      B.  EXISTING ACCOUNTS

          o  Dividend
               reinvestment                       No Minimum
          o  Automatic
               Investment Plan                        $   50
          o  All other accounts                       $  100

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311 or 1-414-765-4124.

  4. Make your check payable to the full name of the FMI Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:

      BY FIRST CLASS MAIL

          FMI Funds
          c/o U.S. Bancorp
          Fund Services, LLC
          P.O.  Box 701
          Milwaukee, WI 53201-0701

      BY OVERNIGHT DELIVERY SERVICE OR
      EXPRESS MAIL

          FMI Funds
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI 53202-5207

  PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

  If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI 53202
      ABA #075000022


      CREDIT:
      U.S. Bancorp Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      (name of Fund to be purchased)
      (shareholder registration)
      (shareholder account number,
      if known)

  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the FMI Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States.

  The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  Coverdell Education Savings Account
  o  SEP-IRA
  o  Simple IRA
  o  401(k) Plan
  o  403 (b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311. The FMI Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o   the name of the Fund(s)

      o   account number(s)

      o   the amount of money or number of shares being redeemed

      o   the name(s) on the account

      o   daytime phone number

      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 or 1-414-765-4124 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

  4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o   The redemption request is made within 30 days after an address change.

      A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  5.  Send the letter of instruction to:

      BY FIRST CLASS MAIL

          FMI Funds
          c/o U.S. Bancorp
          Fund Services, LLC
          Shareholder Services Center
          P. O. Box 701
          Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY SERVICE OR
      EXPRESS MAIL

          FMI Funds
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI  53202-5207

  PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:


  o The redemption price per share you receive for redemption requests is the next determined net asset value after U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information; or



  o If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS

  o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

  o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  o   The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  o The Funds reserve the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

  o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING SHARES

  Shares of any of the FMI Funds may be exchanged for shares of any other FMI Fund as well as for shares of FMICommon Stock Fund, FMI Focus Fund, FMILarge Cap Fund and First American Prime Obligations Fund at their relative net asset values. FMICommon Stock Fund, FMI Focus Fund and FMILarge Cap Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus and, if applicable, the prospectuses for FMI Common Stock Fund, FMIFocus Fund, FMI Large Cap Fund or First American Prime Obligations Fund carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS AND
TAXES

  Each of the FMI Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

  o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

  You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.


  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund expect that their distributions generally will consist primarily of long-term capital gains.


FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations for the Strategy Fund, the Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund and for the period of its operations for the Emerging Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


                                 STRATEGY FUND


                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                            $ 6.04         $14.02         $23.59         $23.36         $21.50

Income from investment operations:
   Net investment (loss) income(1)<F13>                        (0.02)          0.06          (0.04)         (0.13)          0.10
   Net realized and unrealized (losses) gains
     on investments                                            (0.14)(4)<F16> (1.33)         (5.64)          4.11           4.28
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (0.16)         (1.27)         (5.68)          3.98           4.38

Less distributions:
   Dividends from net investment income                        (0.01)            --             --          (0.02)         (0.17)
   Distributions from net realized gains                       (0.65)         (6.71)         (3.89)         (3.73)         (2.35)
                                                              ------         ------         ------         ------         ------
Total from distributions                                       (0.66)         (6.71)         (3.89)         (3.75)         (2.52)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $ 5.22         $ 6.04         $14.02         $23.59         $23.36
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total investment return                                       (2.45%)       (15.68%)       (27.01%)        20.83%         21.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           5,802          1,765         12,265         24,186         25,002
Ratio of expenses (after reimbursement)
  to average net assets(2)<F14>                                1.21%          1.30%          1.30%          1.30%          1.30%
Ratio of net investment (loss) income
  to average net assets(3)<F15>                               (0.54%)         0.65%         (0.12%)        (0.64%)         0.43%
Portfolio turnover rate                                       51.79%        161.67%        120.34%         46.67%         32.87%



(1)<F13> In 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment
          (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F14> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows: 3.11%, 3.06%, 1.56%, 1.40% and 1.40%, respectively.
(3)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows: (2.44%), (1.11%), (0.38%), (0.74%) and 0.33%, respectively.
(4)<F16> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.


                                  GROWTH FUND


                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                            $ 3.92         $ 5.07         $11.62         $15.60         $17.85

Income from investment operations:
   Net investment loss(1)<F17>                                 (0.03)         (0.03)         (0.05)         (0.08)         (0.18)
   Net realized and unrealized gains (losses)
     on investments                                             0.07          (1.12)         (1.94)          2.52           1.15
                                                              ------         ------         ------         ------         ------
Total from investment operations                                0.04          (1.15)         (1.99)          2.44           0.97

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --          (4.56)         (6.42)         (3.22)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --          (4.56)         (6.42)         (3.22)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $ 3.96         $ 3.92         $ 5.07         $11.62         $15.60
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total investment return                                        1.02%        (22.53%)       (20.54%)        22.55%          8.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           3,972          4,144          5,860         12,151         43,374
Ratio of expenses (after reimbursement)
  to average net assets(2)<F18>                                1.30%          1.30%          1.30%          1.29%          1.28%
Ratio of net investment loss
  to average net assets(3)<F19>                               (0.74%)        (0.73%)        (0.70%)        (0.65%)        (0.72%)
Portfolio turnover rate                                      108.42%         70.55%        111.99%        123.92%         86.30%



(1)<F17> In 2003, 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In 1999, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F18> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001 and 2000, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
(3)<F19> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001 and 2000, (2.61%),
          (2.14%), (1.27%) and (0.90%), respectively.


                              EMERGING GROWTH FUND


                                                                 FOR THE YEARS ENDED JUNE 30,
                                                              ----------------------------------      SEPTEMBER 30, 1999(1)<F20> TO
                                                               2003          2002          2001               JUNE 30, 2000
                                                              ------        ------        ------      -----------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                          $ 9.09        $11.37        $12.77                 $10.00

Income from investment operations:
   Net investment loss(4)<F23>                                 (0.08)        (0.11)        (0.12)                 (0.06)
   Net realized and unrealized (losses)
     gains on investments                                      (1.45)        (2.17)        (1.28)                  2.97
                                                              ------        ------        ------                 ------
Total from investment operations                               (1.53)        (2.28)        (1.40)                  2.91

Less distributions:
   Dividend from net investment income                            --            --            --                    --
   Distribution from net realized gains                           --            --            --                  (0.14)
                                                              ------        ------        ------                 ------
Total from distributions                                          --            --            --                  (0.14)
                                                              ------        ------        ------                 ------
Net asset value, end of period                                $ 7.56        $ 9.09        $11.37                 $12.77
                                                              ------        ------        ------                 ------
                                                              ------        ------        ------                 ------

Total investment return                                      (16.83%)      (20.05%)      (10.96%)                29.21%(3)<F22>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                        28,677        24,270        15,320                 11,491
Ratio of expenses (after reimbursement)
  to average net assets(5)<F24>                                1.30%         1.30%         1.30%                  1.30%(2)<F21>
Ratio of net investment loss to average net assets(6)<F25>    (1.17%)       (1.15%)       (0.99%)                (0.80%)(2)<F21>
Portfolio turnover rate                                       98.57%        68.18%       146.88%                 91.54%



(1)<F20>   Commencement of operations.
(2)<F21>   Annualized.
(3)<F22>   Not annualized.
(4)<F23> In 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F24> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999(1) to June 30, 2000, 1.71%, 1.75%, 1.69% and 1.70%(2), respectively.
(6)<F25> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999(1) to June 30, 2000, (1.58%), (1.60%), (1.38%)
           and (1.20%)(2), respectively.


                              SMALL CAP VALUE FUND


                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                            $15.70         $13.96         $11.62         $13.28         $13.56

Income from investment operations:
   Net investment (loss) income                                (0.03)            --           0.05           0.01          (0.03)
   Net realized and unrealized (loss) gain
     on investments                                            (2.23)          2.03           2.49          (1.58)         (0.14)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (2.26)          2.03           2.54          (1.57)         (0.17)

Less distributions:
   Dividends from net investment income                        (0.00)            --          (0.03)            --             --
   Distributions from net realized gains                       (1.57)         (0.29)         (0.17)         (0.09)         (0.11)
                                                              ------         ------         ------         ------         ------
Total from distributions                                       (1.57)         (0.29)         (0.20)         (0.09)         (0.11)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $11.87         $15.70         $13.96         $11.62         $13.28
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total investment return                                      (14.91%)        14.73%         22.16%        (11.82%)        (1.17%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          31,610         42,964         38,249         36,731         53,810
Ratio of expenses (after reimbursement)
  to average net assets(1)<F26>                                1.30%          1.29%          1.30%          1.25%          1.29%
Ratio of net investment income (loss)
  to average net assets(2)<F27>                               (0.22%)         0.01%          0.16%          0.10%         (0.24%)
Portfolio turnover rate                                       40.02%         56.79%         65.37%         57.31%         29.22%



(1)<F26> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(2)<F27> If the Fund had paid all of its expenses for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been (0.42%),
           (0.14%), 0.04% and 0.02%, respectively.


                             CONTRARIAN VALUE FUND


                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                            $13.21         $12.15        $  8.74        $  9.47         $10.41

Income from investment operations:
   Net investment income (loss)(1)<F28>                         0.01          (0.01)          0.02           0.08           0.09
   Net realized and unrealized (losses) gains
     on investments                                            (1.04)          1.09           3.46          (0.70)         (0.66)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (1.03)          1.08           3.48          (0.62)         (0.57)

Less distributions:
   Dividends from net investment income                           --          (0.02)         (0.07)         (0.11)         (0.07)
   Distributions from net realized gains                          --             --             --             --          (0.30)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --          (0.02)         (0.07)         (0.11)         (0.37)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $12.18         $13.21         $12.15        $  8.74        $  9.47
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total investment return                                       (7.80%)         8.89%         39.98%         (6.52%)        (5.29%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           3,800          5,240          4,901          5,568         13,829
Ratio of expenses (after reimbursement)
  to average net assets(2)<F29>                                1.30%          1.30%          1.30%          1.30%          1.30%
Ratio of net investment income (loss)
  to average net assets(3)<F30>                                0.09%         (0.05%)         0.17%          0.88%          0.90%
Portfolio turnover rate                                       22.94%         49.36%         27.44%         42.53%         45.03%



(1)<F28> In 2003, 2002, 2001 and 2000, net investment income (loss) per share is calculated using average shares outstanding. In 1999, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F29> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, 3.05%, 2.68%, 2.25%, 1.76% and 1.54%, respectively.
(3)<F30> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999,
           (1.66%), (1.43%), (0.78%), 0.42% and 0.66%, respectively.



                           Not part of the Prospectus

                                FMI Mutual Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

    o Information we receive from you on or in applications or other forms, correspondence or conversations.

    o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.


  To learn more about the FMI Mutual Funds you may want to read the FMI Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The FMI Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the FMI Mutual Funds' investments by reading the FMI Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-811-5311.

  Prospective investors and shareholders who have questions about the FMI Mutual Funds may also call the above number or write to the following address:

  FMI MUTUAL FUNDS, INC.
  225 EAST MASON STREET
  MILWAUKEE, WISCONSIN 53202

  The general public can review and copy information about the FMI Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the FMI Mutual Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:


  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549-0102


  Please refer to the FMI Mutual Funds' Investment Company Act File No. 811-04722, when seeking information about the FMI Mutual Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2003
FOR THE FMI MUTUAL FUNDS


FMI Provident Trust Strategy Fund            FMI Woodland  Small  Capitalization
FMI Winslow Growth Fund                       Value Fund
FMI Knappenberger Partners Emerging          FMI Sasco Contrarian Value Fund
 Growth Fund


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Mutual Funds, Inc. dated October 31, 2003. Requests for copies of the prospectus should be made in writing to FMI Mutual Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202,
Attention: Corporate Secretary or by calling 1-800-811-5311.

     The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2003 of FMI Mutual Funds, Inc. (File No. 811-04722) as filed with the Securities and Exchange Commission on August 26, 2003:


     o    Statements of Net Assets

     o    Statements of Operations

     o    Statements of Changes in Net Assets

     o    Financial Highlights

     o    Notes to the Financial Statements


     o    Report of Independent Auditors


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                             FMI MUTUAL FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202

                             FMI MUTUAL FUNDS, INC.

                                Table of Contents
                                                                        Page No.
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GENERAL INFORMATION AND HISTORY.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3


MANAGEMENT OF THE FUNDS....................................................17

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.........................41

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR...................44

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE...........................50

DISTRIBUTION OF SHARES.....................................................57

RETIREMENT PLANS...........................................................58

AUTOMATIC INVESTMENT PLAN..................................................61

REDEMPTION OF SHARES.......................................................62

EXCHANGE PRIVILEGE.........................................................62

SYSTEMATIC WITHDRAWAL PLAN.................................................63

ALLOCATION OF PORTFOLIO BROKERAGE..........................................63

CUSTODIAN..................................................................65

TAXES......................................................................65

SHAREHOLDER MEETINGS.......................................................66

CAPITAL STRUCTURE..........................................................68

INDEPENDENT AUDITORS.......................................................69

DESCRIPTION OF SECURITIES RATINGS..........................................69


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information dated October 31, 2003 and the Prospectus dated October 31, 2003 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Mutual Funds, Inc.


     The Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


     FMI Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the "Corporation"), is an open-end management investment company consisting of one non-diversified portfolio, FMI Provident Trust Strategy Fund (the "Strategy Fund"), and four diversified portfolios, FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Partners Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Capitalization Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (each portfolio a "Fund," and, collectively, the "FMI Mutual Funds" or the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Corporation was called "Eastcliff Funds, Inc." prior to October 31, 2001. The Strategy Fund was called the FMI AAM Palm Beach Total Return Fund prior to September 9, 2002.


                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions, which are matters of fundamental policy. Each Fund's fundamental investment restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of that Fund are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

     1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except that (a) the Growth Fund may invest for hedging purposes up to 5% of its net assets in put or call options and each of the Growth Fund and the Emerging Growth Fund may invest for hedging purposes up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts, (b) each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may write or invest in put and call options to the extent permitted by the Act; and (c) the Emerging Growth Fund may sell securities short to the extent permitted by the Act. No Fund's investments in warrants, valued at the lower of cost or market, will exceed 5% of the value of such Fund's net assets.

     2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and none of the Funds will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets.

     3. None of the Funds will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% (15% for the Emerging Growth Fund) of such Fund's net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

     4. None of the Funds will make investments for the purpose of exercising control or management of any company.

     5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations and except that up to 50% of the assets of the Strategy Fund may be invested without regard to these limitations.

     6. None of the Funds will concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

     7. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

     8. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.


     9. None of the Funds will act as an underwriter or distributor of securities other than shares of the Corporation and none of the Funds, other than the Emerging Growth Fund and the Contrarian Value Fund, may purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "Securities Act").


     10. None of the Funds will purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     11. None of the Funds will purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

     12. None of the Funds will purchase or sell commodities or commodities contracts, except that the Growth Fund and the Emerging Growth Fund may invest in futures contracts and options on future contracts to the extent set forth in Investment Restriction No. 1 above.

     13. The Strategy Fund will not invest more than 5% of its total assets, and each of the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund will not invest more than 10% of its total assets, in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     The following investment limitations are not fundamental, and may be changed without shareholder approval.

     1. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchase such Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of such Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred.

     2. In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Small Capitalization Value Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Small Capitalization Value Fund's name. If the Corporation's Board of Directors determines to change this non-fundamental policy for the Small Capitalization Value Fund, the Small Capitalization Value Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

     The Prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

     Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

     Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Strategy Fund) and possible capital gains at those times when its portfolio manager believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its portfolio manager believes it disadvantageous to the Fund to do so.

Convertible Low-Rated Securities

     Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's portfolio manager will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

     Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.


     Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.


     As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

     Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

     Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

     Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

     Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

     Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

     Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Hedging Instruments

     Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts. Each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund, provided not more than 5% of the Fund's net assets will be invested in put and call options and the premiums received by the Fund with respect to unexpired call options written by the Fund will not exceed 5% of the Fund's net assets. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

     Futures Contracts. When the Growth Fund or the Emerging Growth Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Growth Fund or the Emerging Growth Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Growth Fund or the Emerging Growth Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Growth Fund and the Emerging Growth Fund may purchase options on futures contracts, as well as options on equity securities and stock indices. The Small Capitalization Value Fund and the Contrarian Value Fund may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

     Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Growth Fund or the Emerging Growth Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Growth Fund and the Emerging Growth Fund may only write covered puts and the Small Capitalization Value Fund and the Contrarian Value Fund currently will not write put options. For a put to be covered, the Growth Fund or the Emerging Growth Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Combined Option Positions. The Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Growth

Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may invest in options and (with respect to the Growth Fund and the Emerging Growth Fund only) futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase or sell options and (with respect to the Growth Fund and Emerging Growth Fund only) futures contracts with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options or futures positions could also be impaired.

     Asset Coverage for Futures and Option Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund or the Contrarian Value Fund, as applicable, would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Foreign Securities

     The Strategy Fund and the Emerging Growth Fund may invest up to 25% and the Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund up to 20% of their respective assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. Each Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Short Sales

     The Emerging Growth Fund may seek to realize additional gains through effecting short sales in securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Emerging Growth Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Emerging Growth Fund. Until the security is replaced, the Emerging Growth Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Emerging Growth Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Emerging Growth Fund closes its short position or replaces the borrowed security, it will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

Warrants and Rights

     Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Additionally, the Strategy Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

     Each of the Funds may invest up to 10% (15% for the Emerging Growth Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). This limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities") which may be purchased by the Emerging Growth Fund and the Contrarian Value Fund but not the other Funds. However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to Fiduciary Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover


     The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. During the fiscal year ended June 30, 2003, the annual portfolio turnover rate for the Strategy Fund was lower than in the fiscal years ended June 30, 2002 and 2001 because fewer sales of securities were necessary to meet redemption requests.

                             MANAGEMENT OF THE FUNDS


Information Respecting Directors and Officers

     As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

                                                                                       Number of
                                                                                       Funds in
                                                                                        Complex
                                                                                       Overseen           Other
                            Position     Term of Office                                   By          Directorships
                            Held with    and Length of      Principal Occupation       Director     Held by Director
Name, Age and Address       The Fund      Time served      During Past Five Years     or Officer       or Officer
--------------------        ---------    --------------    -----------------------    ----------    ----------------

"Disinterested Persons" of the Funds:


Barry K. Allen, 55          Director     Indefinite        Mr. Allen has been              8        Harley-Davidson,
1801 California Street                   Term Since        Executive Vice                           Inc. and Qwest
Denver, CO 80202                         October 2001      President of Qwest                       Communications
                                                           Communications                           International,
                                                           International, Inc., a                   Inc.
                                                           global communications
                                                           company since September
                                                           2002.  Prior to this,
                                                           Mr. Allen had served
                                                           as President of Allen
                                                           Enterprises, LLC, a
                                                           private equity
                                                           investments management
                                                           company he founded
                                                           after retiring from
                                                           Ameritech in July
                                                           2000.  Mr. Allen served
                                                           as an officer of
                                                           Ameritech from August
                                                           1995 to July 2000.

                                                                                       Number of
                                                                                       Funds in
                                                                                        Complex
                                                                                       Overseen           Other
                            Position     Term of Office                                   By          Directorships
                            Held with    and Length of      Principal Occupation       Director     Held by Director
Name, Age and Address       The Fund      Time served      During Past Five Years     or Officer       or Officer
--------------------        ---------    --------------    -----------------------    ----------    ----------------


George D. Dalton, 75        Director     Indefinite        Mr. Dalton is Chairman          8        Clark
20825 Swenson Drive                      Term Since        and Chief Executive                      Consulting, Inc.
Waukesha, WI 53186                       October 2001      Officer of
                                                           Call_Solutions.com,
                                                           Inc.  Prior to January
                                                           2000, Mr. Dalton was
                                                           Chairman of the Board
                                                           and Chief Executive
                                                           Officer of Fiserv,
                                                           Inc., and had served in
                                                           that capacity since
                                                           1984.


Gordon H.                   Director     Indefinite        Mr. Gunnlaugsson is             8        Renaissance
   Gunnlaugsson, 59                      Term Since        retired from M&I                         Learning
c/o Fiduciary Management,                October 2001      Corporation.  He was                     Systems, Inc.
Inc.                                                       employed by M&I
225 E. Mason St.                                           Corporation from June
Milwaukee, WI 53202                                        1, 1970 to December 31,
                                                           2000 where he most
                                                           recently held the
                                                           positions of Executive
                                                           Vice President and
                                                           Chief Financial Officer.


Paul S. Shain, 40           Director     Indefinite        Mr. Shain is President          8        None.
5520 Research Park Drive                 Term Since        and Chief Operating
Madison, WI 53711                        October 2001      Officer of Berbee
                                                           Information Networks,
                                                           and has been employed
                                                           by such firm since
                                                           January 2000.  Prior to
                                                           joining Berbee
                                                           Information Networks,
                                                           Mr. Shain spent 12
                                                           years at Robert W.
                                                           Baird & Co.,
                                                           Incorporated, most
                                                           recently as Managing
                                                           Director and Director
                                                           of Equity Research.



"Interested Persons" (as defined in the Act) of the Funds:


Donald S. Wilson,* 60       Director     Indefinite        Mr. Wilson is Vice              8        None.
c/o Fiduciary Management,                Term Since        Chairman and Treasurer
Inc.                                     October 2001      of Fiduciary
225 East Mason Street                                      Management, Inc. which
Milwaukee, WI 53202         Vice         One Year          he co-founded in 1980.
                            President    Term Since
                            and          October 2001
                            Secretary

                                                                                       Number of
                                                                                       Funds in
                                                                                        Complex
                                                                                       Overseen           Other
                            Position     Term of Office                                   By          Directorships
                            Held with    and Length of      Principal Occupation       Director     Held by Director
Name, Age and Address       The Fund      Time served      During Past Five Years     or Officer       or Officer
--------------------        ---------    --------------    -----------------------    ----------    ----------------


Ted D. Kellner, 57          President    One Year          Mr. Kellner is Chairman         8        Marshall &
c/o Fiduciary Management,   and          Term Since        of the Board and Chief                   Ilsley
Inc.                        Treasurer    October 2001      Executive Officer of                     Corporation
225 East Mason Street                                      Fiduciary Management,
Milwaukee, WI 53202                                        Inc. which he
                                                           co-founded in 1980.

Patrick J. English, 42      Vice         One Year          Mr. English is                  8        None.
c/o Fiduciary Management,   President    Term Since        President of Fiduciary
Inc.                                     October 2001      Management, Inc. and
225 East Mason Street                                      has been employed by
Milwaukee, WI 53202                                        the Adviser in various
                                                           capacities since
                                                           December, 1986.

Camille F. Wildes, 51       Vice         One Year          Ms. Wildes is a Vice            8        None.
c/o Fiduciary Management,   President    Term Since        President of Fiduciary
Inc.                        and          October 2001      Management, Inc. and
225 East Mason Street       Assistant                      has been employed by
Milwaukee, WI 53202         Treasurer                      the Adviser in various
                                                           capacities since
                                                           December, 1982.


---------------------------
*  Mr. Wilson is an interested person of the Funds because he is an officer of the Funds and the Adviser.

Committees


     The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The audit committee met once in fiscal 2003.


     The Funds' Board of Directors has no other committees.

Compensation


     During the fiscal year ended June 30, 2003, the Corporation paid $18,400 in director's fees to the current and former directors of the Corporation. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $1,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $500.

     The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended June 30, 2003:


                               COMPENSATION TABLE


                                                                 Total
                                                              Compensation
           Name of             Aggregate Compensation       from Corporation
           Person                 from Corporation         Paid to Directors
           -------             ----------------------      -----------------

Disinterested Persons of the Funds:

  Barry K. Allen                       $4,700                    $4,700
  George D. Dalton                     $4,400                    $4,400
  Gordon H. Gunnlaugsson               $4,900                    $4,900
  Paul S. Shain                        $4,400                    $4,400

Interested Persons of the Funds:

  Donald S. Wilson                         $0                        $0


Proxy Voting Policies

     The sub-adviser of each Fund will make proxy voting decisions on securities held in that Fund's portfolio in accordance with the proxy voting policies and procedures of the sub-adviser. The sub-advisers' proxy voting policies and procedures are dynamic and subject to periodic review and change. The sub-advisers will exercise their voting responsibilities in a manner that is consistent with the general antifraud provisions of the Act, as well as the sub-advisers' fiduciary duties under federal and state law to act in the best interests of the Funds. The discussion that follows sets forth a description of the material terms of the proxy voting policies and procedures of each of the sub-advisers.

     Provident Trust Company

     General Voting Policy. Provident Trust Company ("Provident") is the portfolio manager to the Strategy Fund. Provident monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The voting policies set forth below serve solely as general guidelines. There may be instances where Provident will not vote proxies in strict accordance with the policies described below. In general, Provident votes proxies in a manner designed to maximize the value of the Strategy Fund's investments. In evaluating a particular proxy proposal, Provident will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company's management and operations.

     Provident generally votes proxies in accordance with management's recommendations on most issues because the capability of management is one of the criteria that Provident uses in selecting stocks. Provident believes that the management of a company will normally have more specific expertise and knowledge as to that company's operations, and should be in a good position to make a well-informed recommendation.

     However, when Provident believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when Provident believes that management is acting in a manner that is adverse to the rights of the company's shareholders, Provident will vote against management's recommendations. For example, Provident will not support management on any resolution if it:

     o    Would enrich management excessively.

     o Would sell or merge the company without the approval of a majority of shares entitled to vote.

     o Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

     o    Would result in unreasonable costs.

     o    Would disadvantage the company relative to other companies.

     The discussion that follows sets forth the material terms of Provident's proxy voting procedures and policies.

     Proposals Relating to the Election of the Board of Directors. Provident believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent.

     o Provident will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

     o Provident may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     o Provident will hold directors accountable for the actions of the committees on which they serve. For example, Provident may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the repricing of outstanding options without shareholder approval.

     o On occasion, in situations where Provident is extremely displeased with management's performance, Provident may withhold proxy votes or vote proxies against management's slate of directors and other management proposals as a means of communicating its dissatisfaction.

     o Provident may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

     o Provident may also withhold proxy votes or vote proxies against directors who have authorized the issuance of "blank check" preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

     o Provident may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company's stock price, without shareholder approval.

     o Provident may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

     o Provident may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

     Proposals Relating to Classified Boards. Provident views the election of a company's board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Provident generally votes proxies against proposals that would result in classified boards. Provident may vote proxies in favor of shareholder or management proposals to declassify a board of directors.

     Proposals Relating to Corporate Restructuring. Provident votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

     Proposals Relating to Cumulative Voting. Provident generally votes proxies in favor of proposals to adopt cumulative voting. However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, Provident may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.

     Proposals Relating to Dual Class Capitalizations. Provident generally votes proxies against proposals for a separate class of stock with disparate voting rights.

     Proposals Relating to Equal Access. Provident generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.

     Proposals Relating to Golden Parachutes. Provident opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, Provident will vote proxies against such "golden parachute" plans. Adoption of such golden parachutes generally will result in Provident withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.

     Proposals Relating to Greenmail. Provident generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     Proposals Relating to Increases in Authorized Common Stock. Provident reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Provident may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.

     Proposals Relating to Mergers and Acquisitions. Provident considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

     o    offer price (cost vs. premium);

     o    anticipated financial and operating benefits;

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

     Proposals Relating to Reincorporation. Provident examines proposals to change a company's state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.

     Proposals Relating to Shareholders' Rights. Provident views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. Provident generally votes proxies in favor of proposals to lower barriers to shareholder action. Provident generally votes proxies against proposals that provide that directors may be removed only for cause. Provident generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.

     Proposals Relating to Supermajority Voting. Provident believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote. Provident generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. Provident generally votes proxies against proposals to impose super-majority requirements.

     Proposals Relating to Compensation. Provident reviews all proposals relating to management and director compensation in light of the company's performance and corporate governance practices. Provident normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.

     Proposals Relating to Equity-Based Compensation Plans. Provident encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, Provident is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. Provident believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

     o Provident reviews proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, Provident assesses the dilutive effect of the plan based on a profile of the company and similar companies. Provident will generally vote proxies against a plan if it determines that it would be too dilutive.

     o Provident generally votes proxies against plans that have any of the following structural features: ability to reprice underwater options, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options or automatic share replenishment feature.

     o Provident generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

     o Provident generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

     Proposals Relating to Approval of Independent Auditors. Provident believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

     o Provident may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

     o Provident will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

     Proposals Relating to Social, Political and Environmental Issues. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Provident generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.

     Other Situations. No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, Provident will vote in a manner that it considers to be in the best interests of the Strategy Fund.

     Conflicts of Interest. If Provident determines that voting a particular proxy would create a conflict of interest between the interests of the Strategy Fund and its shareholders on the one hand and the interests of Provident, the Adviser or any affiliate of the Strategy Fund, Provident or the Adviser on the other hand, then Provident will take one of the following steps to resolve the conflict:

     (1) Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

     (2) Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

     (3) Refer the proxy to the Strategy Fund or to a fiduciary of the Strategy Fund for voting purposes;

     (4) Suggest that the Strategy Fund engage another party to determine how the proxy should be voted; or

     (5) Disclose the conflict to the Board of Directors of the Strategy Fund (or its delegate) and obtain the Board of Directors' (or its delegate's) direction to vote the proxies.

     Winslow Capital Management, Inc.

     General Voting Policy. Winslow Capital Management, Inc. ("WCM") is the portfolio manager to the Growth Fund. Investor Responsibility Research Center ("IRRC") acts as WCM's proxy voting agent. IRRC offers guidance and advice on proxy voting, enabling WCM to make informed, considered decisions that reflect WCM's investment philosophies. IRRC does not advocate on any side of the issues it covers. WCM thoroughly reviews and analyzes all proposals before deciding how to vote the proxies. Generally, WCM will vote proxies in favor of management recommendations on proposals that involve standard, recurring matters. Issues that are not standard are reviewed and voted on a case-by-case basis by WCM.

     The discussion that follows sets forth the material terms of WCM's proxy voting procedures and policies.

     Proposals Relating to the Election of the Board of Directors. WCM believes that good governance starts with an independent board of directors.

     o    WCM will generally vote proxies in favor of management's nominees.

     o WCM will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

     o WCM may withhold proxy votes for non-independent directors who serve on the compensation committee of the board.

     Proposals Relating to Classified Boards. WCM generally votes proxies for a management proposal to adopt a classified board of directors, to amend a classified board or to repeal a classified board.

     Proposals Relating to Corporate Restructuring. WCM votes proxies in favor of a management proposal to:

     o    Approve a recapitalization;

     o Approve restructuring the company (including, a bankruptcy restructuring);

     o    Approve the liquidation of the company;

     o    Approve the reincorporation of the company in a different state;

     o    Approve a leveraged buyout of the company;

     o Approve the spin off of certain operations or divisions of the company; or

     o    Approve the sale of assets.

     Proposals Relating to Cumulative Voting. WCM generally votes proxies against a management proposal to adopt cumulative voting. WCM generally votes proxies for a management proposal to eliminate cumulative voting.

     Proposals Relating to Dual Class Capitalizations. WCM generally votes proxies in favor of a management proposal to authorize dual or multiple classes of common stock. WCM generally votes proxies in favor of a management proposal to amend or eliminate authorized dual or multiple classes of common stock.

     Proposals Relating to Equal Access. WCM generally votes proxies in favor of shareholder proposals that would allow shareholders equal access to management's proxy material.

     Proposals Relating to Golden Parachutes. In general, WCM will vote proxies in favor of "golden parachute" plans, if the current potential payout exceeds
3.00 times one or more of the executives' salary and bonus.

     Proposals Relating to Greenmail. WCM generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     Proposals Relating to Increases in Authorized Common Stock. WCM generally votes proxies in favor of a management proposal to increase or decrease the number of shares of common stock authorized for issuance. WCM generally votes proxies in favor of a management proposal to amend the terms, preferences or rights of the company's common stock.

     Proposals Relating to Mergers and Acquisitions. WCM considers mergers and acquisitions on a case-by-case basis.

     Proposals Relating to Shareholders' Rights. WCM views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. WCM generally votes proxies in favor of proposals to lower barriers to shareholder action, and generally votes proxies against proposals that have the effect of reducing shareholders' rights (including, a management proposal to approve a non-technical amendment to its charter documents).

     Proposals Relating to Supermajority Voting. WCM generally votes proxies in favor or proposals to remove super-majority voting requirements for certain types of actions, including mergers. WCM generally votes proxies against proposals to impose super-majority requirements or proposals that would increase the vote required under existing super-majority voting requirements.

     Proposals Relating to Equity-Based Compensation Plans. WCM encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, WCM is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     o WCM will generally vote proxies against a plan if the plan dilution is more than 5% of outstanding common stock or if the minimum equity overhang of all plans is more than 10% of outstanding common stock.

     o WCM generally votes proxies against plans that have any of the following structural features: the plan allows for the repricing of underwater options, the plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date, the plan contains change-in-control provisions, the plan allows the administrator to accelerate the vesting of outstanding awards, the plan allows the administrator to grant reload options, the plan results in the company's equity overhang exceeding th 75th percentile of its peer group or if the plan allows the administrator to provide loans to exercise awards.

     o WCM generally votes proxies against a proposal to adopt an option plan if the company does not expense options.

     o WCM generally votes proxies against the amendment of a stock option plan if the amendment extends the post-retirement exercise period, enhances existing change-in-control features, or adds such features, or increases the per employee limit for awards

     o WCM generally votes proxies in favor of a management proposal to limit per-employee annual option awards.

     o WCM generally votes proxies in favor of a management proposal to extend the term of a stock option plan for employees.

     o WCM generally votes proxies against a director stock option plan if the plan dilution is more than 3% of outstanding common stock, if the minimum equity overhang of all plans is more than 10% of outstanding common stock, if the plan allows non-qualified options to be priced at less than 95% of the fair market value, if the plan authorizes 5 or more types of awards or if the plan allows for non-formula discretionary awards.

     o WCM generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

     Proposals Relating to Approval of Independent Auditors. WCM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence. WCM will vote proxies against the approval or ratification of auditors where non-audit fees make more than 50% of the total fees paid by the company to the audit firm.

     Shareholder Proposals. In voting on shareholder proposals, WCM will generally vote proxies in favor of the following types of proposals:

     o    Requiring shareholder ratification of the company's auditors.

     o    Requiring the company's auditors to attend the annual meeting.

     o    Limiting consulting by the company's auditors.

     o    Requiring the rotation of the company's auditors.

     o    Restoring preemptive rights.

     o Requiring the adoption of confidential voting and independent tabulation of proxy ballots.

     o    Eliminating the company's discretion to vote unmarked proxy ballots.

     o Asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

     o Making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or recklessness or willful neglect.

     o Asking the board of directors to allow shareholders to vote on a shareholder rights plan (poison pill).

     o Forcing the company to opt out of a state takeover statutory provision.

     In voting on shareholder proposals, WCM will generally vote proxies against the following types of proposals:

     o Asking the company to study sales, spin-offs or other strategic alternatives.

     o    Asking the board to include more women and minorities as directors.

     o Seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

     o    Requiring minimum stock ownership by directors.

     o    Calling for the adoption of cumulative voting.

     o    Seeking the repeal of a classified board of directors.

     o    Seeking to repeal fair price provisions.

     o    Capping executive pay.

     o Seeking to link executive compensation to non-financial criteria, particularly social criteria.

     Social Issue Proposals. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. WCM generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications. For example, WCM will generally vote proxies in favor of the following types of proposals:

     o    Asking the company to develop or report on human rights policies.

     o Requiring the company to review its operations' impact on local groups.

     o Asking the company to review operations or limit or end operations in Burma.

     o    Requesting affirmation of political nonpartisanship.

     o    Asking the company to report on its environmental impact or plans.

     o    Mandating that the company drop sexual orientation form EEO policy.

     In voting on social issue proposals, WCM will generally vote proxies against the following types of proposals:

     o Asking management to certify that the company's operations are free of forced labor.

     o Requiring the development of social, economic and ethical criteria that the company could use to determine the acceptability of military contracts.

     o Asking management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

     o Asking management to report on the company's contracts for the development of ballistic missile defense technologies or the company's foreign military sales.

     o    Asking management to end nuclear weapons production.

     o Requiring the company limit or end political spending or increase the disclosure of the company's political spending activities.

     o Asking management to report on or change tobacco product marketing or requiring the company to sever links with the tobacco industry.

     o    Requiring management to review or promote animal welfare.

     Miscellaneous Corporate Proposals. Generally, WCM will vote proxies in favor of management recommendations on the following types of proposals:

     o    Technical amendments to the company's charter documents.

     o    Approving financial statements.

     o    Issuance of stock warrants.

     o    Authorization of preferred stock.

     o    Creation of preemptive rights.

     o    Share repurchase.

     o    Stock split.

     o    Indemnification for directors and officers.

     o    Redemption of a shareholder rights plan (poison pill).

     o    Adoption of fair price provisions.

     o    Opting in or out, as the case may be, of state takeover law.

     Generally, WCM will vote proxies against management recommendations on the following types of proposals:

     o    Elimination of preemptive rights.

     o Ability of directors to fill vacancies on the board of directors without shareholder approval.

     o    Ratification or adoption of a shareholder rights plan (poison pill).

     o    Repeal of fair price provisions.

     Conflicts of Interest. If WCM determines that voting a particular proxy would create a conflict of interest between the interests of the Growth Fund and its shareholders on the one hand and the interests of WCM, the Adviser or any affiliate of the Growth Fund, WCM or the Adviser on the other hand, then WCM will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, WCM will follow the vote recommendation of IRRC.

     KB Growth Advisors LLC (d/b/a Knappenberger Partners)

     General Voting Policy. KB Growth Advisors, LLC ("KB"), doing business as Knappenberger Partners, is the portfolio manager to the Emerging Growth Fund. KB votes all proxies in what it determines to be the best long-term interests of the Emerging Growth Fund. In general, KB supports management recommendations when such proposals are consistent with the best long-term interest of the Emerging Growth Fund. The discussion that follows sets forth the material terms of KB's proxy voting procedures and policies.

     Routine Proposals. Generally, KB will vote proxies in favor of management recommendations on routine proposals. Routine proposals are proposals that involve standard, recurring matters and do not involve significant investment, social or political concerns. However, if KB determines that it would be in the best interests of the Emerging Growth Fund, KB will vote proxies against management recommendations on routine proposals. Routine proposals include, but are not limited to, the following:

     o    The election of directors.

     o The appointment of auditors or fixing or approving the auditors' remuneration.

     o Issuing additional stock for incentive plans or for employee stock option or stock purchase plans.

     o    Increasing or decreasing the number of directors.

     o    Changing the annual meeting date.

     o Approving a procedure by which a shareholder may initiate a proposal to enact, repeal or amend a by-law.

     Non-Routine Proposals. Generally, KB will vote proxies in favor of management recommendations on non-routine proposals (except as noted below). Non-routine proposals involve more sensitive issues and usually involve significant investment, social and/or political concerns. However, if KB determines that it would be in the best interests of the Emerging Growth Fund, KB will vote proxies against management recommendations on non-routine proposals. KB may consider any relevant factor in determining whether or not to adhere to its general policy to support management recommendations. Non-routine proposals for which KB generally votes proxies in favor of management's recommendations include, but are not limited to, the following:

     o    Changing the name of the company.

     o Establishing or changing the purpose or business description of the company.

     o    Changing the company's fiscal year end.

     o    Changing the state of incorporation.

     o    Approving indemnification of directors and officers.

     o Increasing the authorized shares in connection with such usual corporate purposes as raising capital, acquisitions, stock splits and dividends.

     o Approving executive and director compensation, incentive plans, employee stock option or stock purchase plans.

     o    Approving a merger or takeover offer.

     o    Approving a corporate reorganization, including recapitalization.

     o    Approving the sale of a corporate subsidiary or asset.

     o    Approving the spin-off of part of the company.

     o Proposals respecting social, political, human rights, environmental and health and safety issues.

     o Proposals respecting the establishment of supermajority voting requirements to approve extraordinary corporate transactions.

     o    Proposals to approve well-designed shareholder rights plans.

     o    Proposals related to anti-greenmail provisions.

     In general, KB votes proxies against management recommendations respecting proposals that are clearly just anti-takeover maneuvers or include changes to eliminate or significantly reduce or restrict shareholder rights. Non-routine proposals for which KB generally votes proxies against management's recommendations include, but are not limited to, the following:

     o Increasing authorized shares to deter a takeover or issue additional shares to impact acquisition votes.

     o Increasing or decreasing the number of directors without shareholder approval.

     o    Removing directors without cause.

     o Authorizing undesignated capital stock, common or preferred, which gives the company, without any action by the shareholders, the right to determine the rights, preferences and privileges of such shares, including dividends, liquidation and voting rights.

     o    Establishing a classified board.

     o Raising the percentage of voting power required to call a special meeting.

     o    Eliminating pre-emptive or subscription rights.

     o Giving the board of directors power to adopt, amend or repeal company by-laws without submitting such actions to a shareholder vote.

     Conflicts of Interest. If KB determines that voting a particular proxy would create a conflict of interest between the interests of the Emerging Growth Fund and its shareholders on the one hand and the interests of KB, the Adviser or any affiliate of the Emerging Growth Fund, KB or the Adviser on the other hand, then KB will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, KB will advise the Board of Directors of the Emerging Growth Fund of the conflict and will vote as the Board of Directors directs.

     Woodland Partners, a Division of GAMCO Investors, Inc.

     General Voting Policy. Woodland Partners, a division of GAMCO Investors, Inc. ("WP"), is the portfolio manager to the Small Capitalization Value Fund. WP diligently exercises its fiduciary duties and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The discussion that follows sets forth the material terms of WP's proxy voting procedures and policies.

     Proposals Relating to the Board of Directors. WP does not consider the election of the board of directors to be a routine issue. Each slate of directors is evaluated on a case-by-case basis. Factors that WP takes into consideration include:

     o Historical responsiveness to shareholders, including areas such as: paying greenmail and failure to adopt shareholder resolutions receiving a majority of shareholder votes.

     o    Qualifications.

     o    Nominating committee in place.

     o    Number of outside directors on the board.

     o    Attendance at meetings.

     o    Overall performance.

     Proposals Relating to Selection of Auditors. In general, WP votes proxies in favor of the board of directors' recommendation for auditors.

     Proposals Relating to Blank Check Preferred Stock. In general, WP will vote proxies against the issuance of blank check preferred stock.

     Proposals Relating to Classified Boards. While a classified board promotes continuity of directors facilitating long range planning, WP feels directors should be accountable to shareholders on an annual basis. WP will review these proposal on a case-by-case basis taking into consideration the board of directors' historical responsiveness to the rights of shareholders.

     Proposals Relating to Increases in Authorized Common Stock. WP will consider proposals to increase the amount of outstanding shares on a case-by-case basis. Factors that WP will take into consideration include:

     o Future use of additional shares (for example, stock splits, stock option or other executive compensation plans, financing transactions or implementation of a poison pill or other takeover defense).

     o Amount of stock currently authorized but not yet issued or reserved for stock option plans.

     o    Amount of additional stock to be authorized and its dilutive effect.

     In general, WP will vote proxies in favor of such proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

     Proposals Relating to Confidential Ballot. WP supports the idea that a shareholder's identity and vote should be treated with confidentiality. However, WP will look at proposals related to this issue and determine how to vote proxies on a case-by-case basis.

     Proposals Related to Cumulative Voting. In general, WP supports cumulative voting. Where cumulative voting is in place, WP will vote proxies against any proposal to rescind this shareholder right. When a proposal is made to institute cumulative voting, WP will review the proposal on a case-by-case basis.

     Proposals Related to Director Liability and Indemnification. In general, WP will vote proxies in favor of proposals that are designed to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of negligence or insider dealing.

     Proposals Related to Fair Price Provisions. In general, WP supports fair price provisions because it feels all shareholders should be entitled to receive the same benefits. However, WP will look at proposals related to this issue and determine how to vote proxies on a case-by-case basis.

     Proposals Related to Golden Parachutes. In general, WP favors protecting management's welfare so that management may continue to make decisions in the best interest of the company and its shareholders even if the decision results in them losing their job. WP does not, however, support excessive golden parachutes. Therefore, WP will look at proposals related to this issue and determine how to vote proxies on a case-by-case basis.

     Proposals Related to Anti-Greenmail Proposals. WP generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     Proposals Related to Mergers, Buyouts, Spin-Offs and Restructuring. WP considers proposals related to mergers, buyouts, spin-offs and restructuring and determines how to vote proxies on a case-by-case basis. WP will not necessarily vote proxies in favor of such a proposal simply because the offering price is at a premium to the current market price. WP will take into consideration the long-term interests of the shareholders in determining how to vote proxies on these matters.

     Proposals Related to Opt Out of State Anti-Takeover Law. WP considers proposals related to opting out of state anti-takeover law and determines how to vote proxies on a case-by-case basis. Factors that WP takes into consideration in determining how to vote proxies include the following:

     o    State of Incorporation.

     o    Management history of responsiveness to shareholders.

     o    Other mitigating factors.

     Proposals Related to Poison Pills. WP generally votes proxies against proposals to adopt poison pills. However, in certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, WP will consider voting proxies in favor of such proposals.

     Proposals Related to Reincorporation. Generally, WP will vote proxies in favor of proposals related to reincorporation for well-defined business reasons. However, WP will vote proxies against such proposals if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes or if such proposal involves relocating in a state that may negatively impact the value of the stock.

     Proposals Related to Stock Option Plans. WP believes that stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits. WP will look at proposals related to this issue and determine how to vote proxies on a case-by-case basis, taking into consideration the following:

     o    Dilution of voting power or earnings per share by more than 10%.

     o    Kind of stock to be awarded, to whom, when and how much.

     o    Method of payment.

     o Amount of stock already authorized but not yet issued under existing stock option plans

     Proposals Related to Supermajority Vote Requirements. In general, WP votes proxies against proposals to impose super-majority requirements.

     Conflicts of Interest. If WP determines that voting a particular proxy would create a conflict of interest between the interests of the Small Capitalization Value Fund and its shareholders on the one hand and the interests of WP, the Adviser or any affiliate of the Small Capitalization Value Fund, WP or the Adviser on the other hand, then WP will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, WP will advise the Board of Directors of the Small Capitalization Value Fund of the conflict and will vote as the Board of Directors directs.

     Sasco Capital, Inc.

     General Voting Policy. Sasco Capital, Inc. ("Sasco") is the portfolio manager to the Contrarian Value Fund. Sasco exercises its fiduciary duties and reviews the issues to be voted upon and votes all proxies in accordance with its proxy voting policies and procedures. Sasco will cast proxy votes according to what its deems is in the best interest of shareholders. The discussion that follows sets forth the material terms of Sasco's proxy voting procedures and policies.

     Routine Corporate Proposals. Generally, Sasco will vote proxies in favor of management recommendations on routine corporate issues, such as the election of directors and the appointment of auditors and similar professionals. In voting on non-routine structural and economic issues, Sasco will generally vote proxies in favor of the following types of proposals:

     o An increase in authorized shares where the reason for such increase is for stock dividends, splits or other clearly defined needs.

     o    The elimination of preemptive rights.

     o Reasonable profit sharing and stock option plans that do not appear to be egregious and that are based on tangible operating performance metrics.

     o Changes in corporate charter that relate to the scope of business description or change in the fiscal year.

     o    Director liability and indemnification.

     Non-Routine Proposals. In voting on non-routine structural and economic issues, Sasco will generally vote proxies against the following types of proposals:

     o    Classified or staggered board of directors.

     o    Cumulative voting.

     o Requests to alter the by-laws to require shareholder approval in excess of 66% to approve mergers, acquisitions, etc.

     o Anti-takeover proposals which would tend to restrict tender offers and frustrate majority owners from exercising judgment.

     o Proposals to increase authorized stock by more than 100%, without appropriate management explanation, and when it appears to be detrimental to existing shareholders.

     o Stock options and incentive plans that are overly generous and "omnibus" stock plans that give directors broad discretion to decide how much and what kind of stock to award and when and to whom.

     Shareholder Proposals. In voting on shareholder proposals, Sasco will generally vote proxies in favor of the following types of proposals:

     o    Confidential voting.

     o Shareholder advocacy of a change in outside auditors from a lesser-known firm to one with national stature.

     o    Expanded financial information.

     o Repeal of supermajority voting requirements, poison pills, and other anti-takeover provisions.

     o    Proposals to give shareholders a vote on golden parachutes.

     o    Increasing the representation of independent directors on the Board.

     o    Fair hiring and inclusiveness with respect to women and minorities.

     In voting on shareholder proposals, Sasco will generally vote proxies against the following types of proposals:

     o Specific boycotts or restrictions based on special interest or international trade export considerations.

     o    Requests for Cumulative Voting.

     o Equal access to the proxy because current practice already allows for the expression of dissident views, through shareholder proposals, the election of directors or a proxy fight.

     Mergers and Acquisitions. Voting on mergers, acquisitions or spin-offs requires an evaluation of the impact of those transactions upon the company's financial and operational performance and stock price. Sasco's vote on such matters will reflect its assessment of what it determines would enhance shareholder value. Sasco will generally vote proxies in favor of proposed takeover offers which represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. Sasco will generally vote proxies against proposed takeover offers that it believes represent an unfair price or where shareholders are asked to finance a takeover by taking back debt or preferred stock of questionable quality.

     Other Proposals. All other issues will be examined on a case-by-case basis and voted according to what Sasco deems to be in the in the best interest of shareholders.

     Conflict of Interest. If Sasco determines that voting a particular proxy would create a conflict of interest between the interests of the Contrarian Value Fund and its shareholders on the one hand and the interests of Sasco, the Adviser or any affiliate of the Contrarian Value Fund, Sasco or the Adviser on the other hand, then Sasco will vote pursuant to its pre-determined voting policies and guidelines ensuring uniform voting procedures for all issues, regardless of the issuer. In addition, where there is a conflict of interest and no pre-determined voting policy or guideline, Sasco will vote issues according to the recommendations of Institutional Shareholder Services, an independent third party proxy voting service provider.


Code of Ethics

     The Corporation, the Adviser and each of the investment advisory firms that serve as portfolio managers for the Funds have adopted codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Range of Directors' Equity Ownership

     The following table sets forth the dollar range of equity securities beneficially owned by each director, as of December 31, 2002 (this is also the valuation date):

                                                                                                         Aggregate Dollar
                                                                                                         Range of Equity
                                                                                                           Securities in
                                                                                                          All Registered
                                                                                                           Investment
                                                                          Dollar Range    Dollar Range      Companies
                          Dollar Range    Dollar Range    Dollar Range     of Equity       of Equity       Overseen by
                           of Equity       of Equity       of Equity      Securities in    Securities      Director in
                         Securities in   Securities in   Securities in     the Small         in the         Family of
                          the Strategy     the Growth     the Emerging   Capitalization    Contrarian       Investment
Name of Director              Fund            Fund        Growth Fund      Value Fund      Value Fund       Companies*
----------------         -------------   -------------   -------------   --------------   ------------   ----------------

Disinterested Persons


Barry K. Allen           None                 None            None            None            None       Over $100,000
George D. Dalton         None                 None            None            None            None       Over $100,000
Gordon H. Gunnlaugsson   None                 None            None            None            None       Over $100,000
Paul S. Shain            None                 None            None            None            None       $50,001-$100,000


Interested Persons


Donald S. Wilson         Over $100,000        None            None            None            None       Over $100,000


------------------------------
*The "Family of Investment Companies" includes the Corporation, the FMI Funds, Inc. and the FMI Common Stock Fund, Inc.

Investment Advisory Agreement


     In approving the existing investment advisory agreement and sub-advisory agreements, the Board of Directors considered a number of factors, including, but not limited to, the following:


     o the nature and quality of the services offered by the Adviser and each of the sub-advisers.

     o the reasonableness of the compensation payable to the Adviser and each of the sub-advisers.

     o the personnel, operations and financial condition of the Advisers and each of the sub-advisers.

     o the investment management capabilities, methodologies and performance of the Adviser and each of the sub-advisers.

     o    each Fund's expense ratio.


     Based upon its review, the Board concluded that the investment methodologies of the Adviser and each of the sub-advisers, with respect to the Fund that such sub-adviser manages, would fit with the Funds' investment policies, and that the Adviser and the sub-advisers had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Adviser and the sub-advisers would be required to render under the investment advisory agreement and the sub-advisory agreements, that the compensation to be paid to the Adviser and the sub-advisers was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the investment advisory agreement and the sub-advisory agreements.


     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


     Set forth below are the names and addresses of all holders of each of the Fund's shares who as of September 30, 2003 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of such Fund as a group.


                                  Strategy Fund

                                                   Amount of         Percentage
Name and Address of Beneficial Owner         Beneficial Ownership    Ownership
------------------------------------         --------------------    ----------


Marshall & Ilsley Trust Co. Cust.*                  612,530            53.22%
FBO Provident Trust Co.
Ret Plan - Stock Fund
1000 North Water Street
Milwaukee, WI 53202

Officers and directors as a group                    72,571             6.31%
  (8 persons)

----------------------------
*  Owned of record.

                                   Growth Fund


                                                   Amount of         Percentage
Name and Address of Beneficial Owner         Beneficial Ownership    Ownership
------------------------------------         --------------------    ----------


Clark J. Winslow                                    429,168            42.07%

Held for the benefit of Mr. Winslow by:

Wells Fargo Investments LLC**
A/C 8744-7202 & A/C 8694-9354
FBO Clark J. Winslow
608 Second Avenue So., 8th Floor
Minneapolis, MN 55402

Winslow Capital Management**
PS & Sal. Sav. Plan & Money
  Purhcase Pen. Pl.
FBO Richard E. Pyle
400 Robert St. N
St. Paul, MN  55101

Peter R. Kitchak*                                   107,960            10.58%
135 West Point Road
Excelsior, MN  55331

Winslow Capital Management**                         88,656             8.69%
PS & Sal. Sav. Plan & Money
  Purhcase Pen. Pl.
FBO Clark J. Winslow
400 Robert St. N
St. Paul, MN  55101

Officers and directors as a group                         0                0%
  (8 persons)

----------------------------
*   Owned beneficially.
**  Owned of record.

                         Small Capitalization Value Fund

                                                   Amount of         Percentage
Name and Address of Beneficial Owner         Beneficial Ownership    Ownership
------------------------------------         --------------------    ----------


American Express Co.*                              1,059,104           40.24%
FBO American Express
Retirement Services Plans
50534 Axp Financial Center
Minneapolis, MN  55474

Wells Fargo Bank MN, NA**                            478,804           18.19%
FBO Lakewood Cemetery
P.O. Box 1533
Minneapolis, MN  55480

U.S. Trust Company*                                  367,359           13.96%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

National Financial Services LLC**                    342,869           13.03%
FBO The Exclusive Benefit of our
  Customers
200 Liberty Street
New York, NY 10281

Officers and directors as a group                          0               0%
  (8 persons)

----------------------------
*  Owned beneficially.
**  Owned of record.



                              Contrarian Value Fund

                                                   Amount of         Percentage
Name and Address of Beneficial Owner         Beneficial Ownership    Ownership
------------------------------------         --------------------    ----------


U.S. Trust Company*                                  252,161           79.89%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Officers and directors as a group                          0               0%
  (8 persons)

----------------------------
*  Owned beneficially.

                              Emerging Growth Fund

                                                   Amount of         Percentage
Name and Address of Beneficial Owner         Beneficial Ownership    Ownership
------------------------------------         --------------------    ----------


Bank of New York Trust*                            1,917,295           41.53%
Supervalue
401(k) Trust
1 Wall Street
New York, NY 10286

Gail M. Knappenberger &                              627,595           13.59%
Sharyn W. Knappenberger**
601 Carlson Parkway
Suite 950
Minnetonka, MN  55305

Mercantile Safe Deposit & Trust Co.*                 578,908           12.54%
Nash Healthcare
766 Old Hammonds Ferry Road
Linthicum, MD 21090

Wells Fargo Bank Minn. N.A.*                         354,975            7.69%
FBO Lincoln Community Foundation
P.O. Box 82408
Lincoln, NE  68501

Knappenberger Family Limited
  Partnership**                                      347,625            7.53%
1420 Tamarack Drive
Long Lake, MN 55356

Officers and directors as a group                          0               0%
  (8 persons)

----------------------------
*  Owned of record.
**  Owned beneficially.


     The Strategy Fund is controlled by the Provident Trust Company Retirement Plan. The Provident Trust Company Retirement Plan owns sufficient shares of the Strategy Fund to approve or disapprove all matters brought solely before the shareholders of the Strategy Fund. The Growth Fund is controlled by Clark J. Winslow. The Contrarian Value Fund is controlled by the U.S. Trust Company, a Connecticut bank. The U.S. Trust Company owns sufficient shares of the Contrarian Value Fund to approve or disapprove all matters brought solely before the shareholders of the Fund. The American Express Co. controls the Small Capitalization Value Fund. The Supervalue 401(k) Plan controls the Emerging Growth Fund. The Corporation does not control any person.


            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR


     The investment adviser to each of the Funds is Fiduciary Management, Inc., the portfolio manager to the Strategy Fund is Provident Trust Company, the portfolio manager to the Growth Fund is Winslow Capital Management, Inc., the portfolio manager of the Emerging

Growth Fund is KB Growth Advisors LLC, doing business as Knappenberger Partners, the portfolio manager to the Small Capitalization Value Fund is Woodland Partners, a division of GAMCO Investors, Inc., and the portfolio manager to the Contrarian Value Fund is Sasco Capital, Inc..

     The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Mr. Ted D. Kellner. The Adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Wilson, Vice Chairman and Treasurer; Mr. English, President; Mr. John Brandser, Vice President and Secretary; Ms. Wildes, Vice President; Ms. Jody Reckard, Vice President; Bladen J. Burns, Vice President; Cyril M. Arsac, Vice President and Michael S. Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

     Provident is controlled by J. Scott Harkness. WCM is controlled by Clark J. Winslow, its President, Chief Executive Officer, and principal shareholder. KB is controlled by Gail Knappenberger, its Chairman, Chief Executive Officer and principal member. WP is owned by Gabelli Asset Management Company. Sasco is controlled by Hoda Bibi, Bruce Bottomley and Daniel Leary.


     Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of each of the Funds, and the Adviser (the "Management Agreement"), the Adviser provides consulting, investment and administrative services to each of the Funds. The specific investments for each Fund will be made by the Adviser or one or more portfolio managers selected for such Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates the portfolio managers' performance. The Adviser and each of the Funds enter into separate sub-advisory agreements with such Fund's portfolio managers. Other than Provident, the Adviser pays each of the portfolio managers a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager. The Adviser pays Provident a fee equal to 0.60% of the average net assets of the Strategy Fund (0.50% with respect to the average net assets in excess of $30 million). The Adviser also provides each of the Funds with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

     For each Fund other than the Strategy Fund, the Adviser receives an annual investment advisory fee equal to 1.00% of that Fund's average net assets. For the Strategy Fund, the Advisor receives an annual investment advisory fee as follows:


Average Daily Net Assets         Fee as Percentage of Average Daily Net Assets
------------------------         ---------------------------------------------

     $0-$30,000,000                                  0.75%
$30,000,001-$100,000,000                             0.65%
    Over $100,000,000                                0.60%


     During the fiscal years ended June 30, 2003, 2002 and 2001, the Strategy Fund paid advisory fees of $45,310, $44,700 and $177,522, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Growth Fund paid advisory fees of $ 38,011, $49,525 and $82,316, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Small Capitalization Value Fund paid advisory fees of $326,812, $394,483 and $365,936, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Contrarian Value Fund paid advisory fees of $38,491, $49,318 and $50,577, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Emerging Growth Fund paid advisory fees of $195,148, $192,196, and $109,833, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement.


     The Funds pay all of their own expenses not assumed by the Adviser or their administrator including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

     For each of the Funds other than the Strategy Fund, the Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses exceed 1.3%. For the Strategy Fund, the Adviser will reimburse the Fund:


     o for expenses in excess of 1.2% of the fund's first $20,000,000 in average daily net assets;

     o for expenses in excess of 1.1% of the fund's next $10,000,000 in average daily net assets;

     o for expenses in excess of 1.0% of the fund's next $20,000,000 in average daily net assets;

     o for expenses in excess of 0.9% of the fund's next $50,000,000 in average daily net assets; and

     o for expenses in excess of 0.8% of the fund's average daily net assets in excess of $100,000,000.


     The Adviser may voluntarily continue the above-referenced reimbursements, but, contractually, will be obligated to reimburse each Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of such Fund for such year that is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Each of the Funds was reimbursed for expenses in excess of 1.3% of the Fund's average daily net assets during the fiscal years ending June 30, 2003, 2002 and 2001. Each of the portfolio managers other than the portfolio manager for the Strategy Fund, has agreed to reimburse the Adviser in an amount equal to 75% of the reimbursement made by the Adviser with respect to the Growth Fund, Emerging Growth Fund, Small Capitalization Value Fund and Contrarian Value Fund, respectively. Provident, the portfolio manager for the Strategy Fund, is obligated to pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to Provident in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Strategy Fund in any fiscal year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 2003, 2002 and 2001, the Strategy Fund was reimbursed $84,933, $77,952 and $46,069, respectively, for excess expenses. During the fiscal years ended June 30, 2003, 2002 and 2001, the Growth Fund was reimbursed $71,066, $69,882 and $46,994, respectively, for excess expenses. During the fiscal years ended June 30, 2003, 2002 and 2001, the Small Capitalization Value Fund was reimbursed $66,610, $61,807 and $43,430, respectively, for excess expenses. During the fiscal years ended June 30, 2003, 2002 and 2001, the Contrarian Value Fund was reimbursed $67,130, $68,142 and $48,240, respectively, for excess expenses. During the fiscal years ended June 30, 2003, 2002 and 2001 the Emerging Growth Fund was reimbursed $80,616, $86,942 and $43,297, respectively, for excess expenses.

     As of the date hereof, Provident is the sole portfolio manager of the Strategy Fund, WCM is the sole portfolio manager of the Growth Fund, KB is the sole portfolio manager for the Emerging Growth Fund, WP is the sole portfolio manager of the Small Capitalization Value Fund and Sasco is the sole portfolio manager of the Contrarian Value Fund. Each of Provident, WCM, KB, WP and Sasco has entered into a separate sub-advisory contract with the applicable Fund and the Adviser (collectively, the Sub-Advisory Agreements"). Pursuant to their respective Sub-Advisory Agreements, each of the portfolio managers makes specific portfolio investments in accordance with such Fund's investment objective and the portfolio manager's investment approach and strategies.


     Portfolio managers of the Funds, including Provident, WCM, KB, WP and Sasco, are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the applicable Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for portfolio managers include:
(i) their historical performance records; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

     The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

     Fiduciary Management, Inc. is also the Administrator to each of the Funds. Pursuant to separate administration agreements entered into between each of the Funds and the Adviser (the "Administration Agreements"), the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The Adviser at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Adviser receives from each of the Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The Adviser has waived this minimum fee for the Strategy Fund, the Growth Fund and the Contrarian Value Fund. The Adviser separately charges the Funds varying fees for blue sky filings. During the fiscal years ended June 30, 2003, 2002 and 2001, the Strategy Fund paid the Adviser $13,112, $15,954 and $36,995, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Growth Fund paid the Adviser $11,796, $17,469 and $17,275, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Small Capitalization Value Fund paid the Adviser $61,876, $71,306 and $63,219, respectively pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001, the Contrarian Value Fund paid the Adviser $11,892, $17,078 and $11,260, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2003, 2002 and 2001 the Emerging Growth Fund paid the Adviser $43,107, $45,741 and $22,811, respectively, pursuant to such Fund's Administration Agreement.

     The Strategy Fund's Sub-Advisory Agreement will remain in effect until September 9, 2004. The Small Capitalization Value Fund's Sub-Advisory Agreement will remain in effect until December 20, 2004. After the termination date of the Strategy Fund's Sub-Advisory Agreement and the termination date of the Small Capitalization Value Fund's Sub-Advisory Agreement, respectively, all of the Sub-Advisory Agreements will continue in effect for as long as their continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the applicable Fund or interested persons of the Adviser or applicable Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the applicable Fund's shareholders, on 60 days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned. Each of the Sub-Advisory Agreements provides that it may be terminated by any party upon giving 30 days written notice to the other parties and that it shall be automatically terminated if it is assigned. Each of the Administration Agreements provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on 90 days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund.


     The Management Agreement, the Sub-Advisory Agreements and the Administration Agreements provide that the Adviser, Provident, WCM, KB, WP and Sasco, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreements and the Administration

Agreements also provide that the Adviser, Provident, WCM, KB, WP and Sasco, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

     The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange may also be closed on national days of mourning.


     The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time. In determining the net asset value of a Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors.


     Each of the Funds may provide from time to time, in advertisements, reports to shareholders and other communications with shareholders, its average annual compounded rate of return and its total return (before and after taxes). Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500 Index, S&P 400 Mid-Cap Growth Index, S&P 600 Small Cap Growth Index, Lehman Intermediate Corporate Bond Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

Average Annual Total Return

     A Fund's average annual compounded rate of return refers to the rate of return which, if applied to an initial investment in such Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in such Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. Each Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

     Any total rate of return quotation for a particular Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

       P  =  a hypothetical initial payment of $1,000

       T  =  average annual total return

       n  =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     The Strategy Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended June 30, 2003 and for the period from the Fund's commencement of operations (December 30, 1986) through June 30, 2003 were -2.45%, -2.46%, 7.93% and 9.83%, respectively. The Growth Fund's average annual compounded returns for the one-year and five-year periods ended June 30, 2003 were 1.02% and 3.82%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2003 was 5.49%. The Small Capitalization Value Fund's average annual compounded return for the one-year and five-year periods ended June 30, 2003 were -14.91% and 0.77%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2003 was 5.32%. The Contrarian Value Fund's average annual compounded return for the one-year and five-year periods ended June 30, 2003 were -7.80% and 4.47%, respectively, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2003 was 4.82%. The Emerging Growth Fund's total return for the one-year period ended June 30, 2003 and the period from September 30, 1999 through June 30, 2003 was -16.83% and -6.90%, respectively.

     The results below show the value of an assumed initial investment in the Strategy Fund of $10,000 made on December 30, 1986 through June 30, 2003, assuming reinvestment of all dividends and distributions. (From December 17, 1987 until December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Strategy Fund (serving also as portfolio manager) and from January 1, 1995 until October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Strategy Fund and Palm Beach Investment Advisers, LLC was Portfolio Manager.)


                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------

     December 31, 1986            $ 10,000                    ---
     December 31, 1987              11,225                   +12.2%
     December 31, 1988              13,554                   +35.5
     December 31, 1989              15,341                   +53.4
     December 31, 1990              14,663                   +46.6
     December 31, 1991              19,070                   +90.7
     December 31, 1992              21,052                  +110.5
     December 31, 1993              23,381                  +133.8
     December 31, 1994              22,909                  +129.1
     December 31, 1995              28,221                  +182.2
     December 31, 1996              34,000                  +240.0
     December 31, 1997              44,214                  +342.1
     December 31, 1998              61,321                  +513.2

                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------


     December 31, 1999              76,722                  +667.2
     June 30, 2000                  78,282                  +682.8
     June 30, 2001                  57,142                  +471.4
     June 30, 2002                  48,184                  +381.8
     June 30, 2003                  47,003                  +370.0

     The results below show the value of an assumed initial investment in the Growth Fund of $10,000 made on June 30, 1995 through June 30, 2003, assuming reinvestment of all dividends and distributions. (From June 30, 1995 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund.)



                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------


     December 31, 1995             $10,860                    +8.6%
     December 31, 1996              12,690                   +26.9
     December 31, 1997              15,533                   +55.3
     December 31, 1998              20,074                  +100.7
     December 31, 1999              23,903                  +139.0
     June 30, 2000                  24,711                  +147.1
     June 30, 2001                  19,596                   +96.0
     June 30, 2002                  15,181                   +51.8
     June 30, 2003                  15,336                   +53.4

     The results below show the value of an assumed initial investment in the Small Capitalization Value Fund of $10,000 made on September 16, 1996 through June 30, 2003, assuming reinvestment of all dividends and distributions. (From September 16, 1996 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Small Capitalization Value Fund. From September 16, 1996 through December 20, 2002, Woodland Partners LLC was Portfolio Manager. Since December 20, 2002, Woodland Partners, a division of GAMCO Investors, Inc. has been the investment adviser.)

                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------


     December 31, 1996             $10,908                    +9.1%
     December 31, 1997              13,207                   +32.1
     December 31, 1998              12,697                   +27.0
     December 31, 1999              12,703                   +27.0
     June 30, 2000                  11,923                   +19.2
     June 30, 2001                  14,565                   +45.6
     June 30, 2002                  16,710                   +67.1
     June 30, 2003                  14,219                   +42.2

     The results below show the value of an assumed initial investment in the Contrarian Value Fund of $10,000 made on December 30, 1997 through June 30, 2003, assuming reinvestment of all dividends and distributions. (From December 30, 1997 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Contrarian Value Fund.)



                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------


     December 31, 1997             $10,030                    +0.3%
     December 31, 1998               9,120                    -8.8
     December 31, 1999               9,059                    -9.4
     June 30, 2000                   9,217                    -7.8
     June 30, 2001                  12,901                   +29.0
     June 30, 2002                  14,048                   +40.5
     June 30, 2003                  12,953                   +29.5

     The results below show the value of an assumed initial investment in the Emerging Growth Fund of $10,000 made on September 30, 1999 through June 30, 2003, assuming reinvestment of all dividends and distributions. (From September 30, 1999 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund.)

                              Value of $10,000        Cumulative % Change
     Date                        Investment           (i.e. total return)
     ----                     ----------------        -------------------


     December 31, 1999             $12,992                   +29.9%
     June 30, 2000                  12,921                   +29.2
     June 30, 2001                  11,505                   +15.0
     June 30, 2002                   9,198                    -8.0
     June 30, 2003                   7,650                   -23.5


Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D

     Where:

     P     =  a hypothetical initial payment of $1,000

     T     =  average annual total return (after taxes on distributions)

     n     =  number of years

     ATV   =  ending value of a hypothetical $1,000 payment made at the
        D     beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.


     The Strategy Fund's average annual total returns (after taxes on distributions) for the one-year, five-year and ten-year periods ended June 30, 2003 were -4.98%, -7.07% and 4.29%, respectively. The Growth Fund's average annual total returns (after taxes on distributions) for the one-year and five-year periods ended June 30, 2003 were 1.02% and -10.03%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2003 was 1.08%. The Small Capitalization Value Fund's average annual total returns (after taxes on distributions) for the one-year and five-year periods ended June 30, 2003 were -17.50% and -0.22%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2003 was 4.50%. The Contrarian Value Fund's average annual total returns (after taxes on distributions) for the one-year and five-year periods ended June 30, 2003 were -7.80 and 3.96%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2003 was 4.36%. The Emerging Growth Fund's average annual total returns (after taxes on distributions) for the one-year period ended June 30, 2003 and the period from September 30, 1999 through June 30, 2003 was -16.83% and -7.01%, respectively.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

     The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

     Where:

     P  =      a hypothetical initial investment of $1,000

     T  =      average and annual total return (after taxes on distributions and redemptions)

     n  =      number of years

     ATV    =  ending value of a hypothetical $1,000 payment made at the
        DR     beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions


     The Strategy Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year, five-year and ten-year periods ended June 30, 2003 were -0.30%, -2.59% and 5.97%, respectively. The Growth Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year and five-year periods ended June 30, 2003 were 0.66% and -5.07%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2003 was 3.38%. The Small Capitalization Value Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year and five-year periods ended June 30, 2003 were -8.82% and 0.19%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2003 was 4.20%. The Contrarian Value Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year and five-year periods ended June 30, 2003 were -5.07 and 3.49%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2003 was 3.83%. The Emerging Growth Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year period ended June 30, 2003 and the period from September 30, 1999 through June 30, 2003 was -10.94% and -5.83%, respectively.


     _____________

          * Note: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, dividend income rate for dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). For purposes of the computation of "after taxes on distributions and redemptions," the ending redeemable value (variable ATVDR) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally, the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     The foregoing performance results (before and after taxes) are based on historical earnings and should not be considered as representative of the performance of the Strategy Fund, the Growth Fund, the Small Capitalization Value Fund, the Contrarian Value Fund or the Emerging Growth Fund in the future. Such performance results also reflect reimbursements made to keep total fund operating expenses at or below 1.3% of average daily net assets. An investment in each of the Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                             DISTRIBUTION OF SHARES


     Each of the Funds has adopted a Distribution Plan (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. However, each of the Funds presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 2004. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Funds do not currently employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.


     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. None of the Funds incurred any distribution costs pursuant to the Plan during the fiscal year ended June 30, 2003.


                                RETIREMENT PLANS

     Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

     Individual shareholders may establish their own Individual Retirement Account ("IRA"). Each of the Funds currently offers a Traditional IRA, a Roth IRA and Coverdell Education Savings Account (an "Education IRA"), that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2003 and 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2003 through 2005 and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRS exceed one hundred percent (100%) of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. In 2003 and subsequent years, the maximum annual contribution will be $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The Funds' custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The Funds' custodian does not anticipate that it will exercise its discretion but reserves the right to do so.


Simplified Employee Pension Plan


     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $200,000 per year in 2003 and $205,000 per year in 2004). The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA


     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $8,000 per year to the SIMPLE IRA. The applicable dollar limit will increase to $9,000 in 2004, and $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional "catch-up" contribution for the year of up to $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


403(b)(7) Custodial Account

     A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


     A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual

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limit will be adjusted for cost-of-living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $2,000 in 2003, $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006.
After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. In 2003 and subsequent years, the maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 ($41,000 in 2004) or 100% of compensation (earned income). Compensation in excess of $200,000 in 2003, $205,000 in 2004 and in subsequent years (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees


     U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.


     Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

     Shareholders wishing to invest fixed dollar amounts in a particular Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

     The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                               EXCHANGE PRIVILEGE

     Investors may exchange shares of any of the Funds for shares of any other Fund, as well as for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund, as applicable, before exercising the exchange privilege. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

     The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Funds or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

     For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

                           SYSTEMATIC WITHDRAWAL PLAN

     The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a particular Fund with the Corporation and appoints it as his agent to effect redemptions of shares of such Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of a particular Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of such Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of such Fund in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Funds' transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities are made (i) for the Strategy Fund by the Adviser and Provident; (ii) for the Growth Fund by the Adviser and WCM;
(iii) for the Emerging Growth Fund by the Adviser and KB; (iv) for the Small Capitalization Value Fund by the Adviser and WP; and (v) for the Contrarian Value Fund by the Adviser and Sasco; in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser, Provident, WCM, KB, WP and Sasco to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser, Provident, WCM, KB, WP and/or Sasco of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser, Provident, WCM, KB, WP or Sasco may feel that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients if the Adviser, Provident, WCM, KB, WP or Sasco, as the case may be, believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

     In allocating brokerage business for the Funds, the Adviser, Provident, WCM, KB, WP and Sasco also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While each of the Adviser, Provident, WCM, KB, WP and Sasco believes these services have substantial value, they are considered supplemental to the efforts of the Adviser, Provident, WCM, KB, WP or Sasco in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser, Provident, WCM, KB, WP or Sasco may indirectly benefit from the availability of these services to the Adviser, Provident, WCM, KB, WP or Sasco, and the Funds may indirectly benefit from services available to the Adviser, Provident, WCM, KB, WP or Sasco as a result of transactions for other clients. Each of the Management Agreements and Sub-Advisory Agreements provides that the Adviser, Provident, WCM, KB, WP or Sasco, as the case may be, may cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, Provident, WCM, KB, WP or Sasco, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser, Provident, WCM, KB, WP or Sasco determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser, Provident, WCM, KB, WP or Sasco with respect to the applicable Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended June 30, 2001, 2002 and 2003, the Strategy Fund paid brokerage commissions of $55,877 on transactions having a total market value of $44,953,810; $29,654 on transactions having a total market value of $21,376,842; and $10,741 on transactions having a total market value of $5,140,869, respectively. During the fiscal years ended June 30, 2001, 2002 and 2003, the Growth Fund paid brokerage commissions of $15,495 on transactions having a total market value of $13,341,028; $9,496 on transactions having a total market value of $5,469,677; and $15,669 on transactions having a total market value of $8,178,740, respectively. During the fiscal years ended June 30,

2001, 2002 and 2003 the Small Capitalization Value Fund paid brokerage commissions of $123,660 on transactions having a total market value of $39,051,076; $119,853 on transactions having a total market value of $38,171,994; and $89,990 on transactions having a total market value of $25,134,605, respectively. During the fiscal years ended June 30, 2001, 2002 and 2003, the Contrarian Value Fund paid $11,824 on transactions having a total market value of $5,039,743; $11,683 on transactions having a total market value of $4,418,976; and $8,503 on transactions having a total market value of $2,571,550, respectively. During the fiscal years ended June 30, 2001, 2002 and 2003, the Emerging Growth Fund paid brokerage commissions of $8,136 on transactions having a total market value of $3,620,230; $39,987 on transactions having a total market value of $15,619,057; and $138,472 on transactions having a total market value of $45,043,593, respectively. All of the brokers to whom commissions were paid by the Strategy Fund, the Growth Fund, the Small Capitalization Value Fund, the Contrarian Value Fund and the Emerging Growth Fund provided research services to the respective portfolio manager.


                                    CUSTODIAN


     U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, OH 45202, acts as custodian for the Funds. As such, U.S. Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services LLC, an affiliate of U.S. Bank, also acts as the Funds' transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.


                                      TAXES

     Each of the Funds will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

     Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.


     Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

     From time to time the Funds may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Funds' dividend paid deduction.


     The Strategy Fund has $188,478 of a capital loss carryover (expiring on June 30, 2011). The Growth Fund has $699,194 of a capital loss carryover (expiring in varying amounts through June 30, 2011). The Small Capitalization Value Fund has $1,250,444 of a capital loss carryover (expiring on June 30, 2011). The Emerging Growth Fund has $7,854,708 of a capital loss carryover (expiring in varying amounts through June 30, 2011). The Contrarian Value Fund has $1,527,674 of a capital loss carryover (expiring in varying amounts through June 30, 2011). To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.


     Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


     Each Fund may be required to withhold Federal income tax at a rate of twenty-eight percent (28%) ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

     The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Strategy Fund, 300,000,000 are allocated to the Growth Fund, 300,000,000 are allocated to the Emerging Growth Fund, 300,000,000 are allocated to the Small Capitalization Value Fund and 300,000,000 are allocated to the Contrarian Value Fund. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement).

     The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

     There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The shares of each Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

     The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of each Fund. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares without charge.


                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent auditors for the Corporation and has so served since the fiscal year ended September 30, 1989.


                        DESCRIPTION OF SECURITIES RATINGS

     Each of the Funds may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

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     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Moody's Investors Service, Inc Bond Ratings.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

     I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

     II. Nature of, and provisions of, the issue.

     III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

     "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C


                                OTHER INFORMATION

Item 23.       Exhibits
--------       --------

(a)(i) Restated Articles of Incorporation, as amended, of the Registrant.(2)

(a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant.(4)

(a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant's series.(6)


(a)(iv) Articles of Amendment relating to change of name of the Registrant's series.(7)


(b)            By-laws, as amended, of the Registrant.(2)

(c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.


(d)(i)         Investment Advisory Agreement between Fiduciary Management, Inc.
               and the Registrant on behalf of the FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund), FMI Woodland Small Capitalization Value Fund and FMI Sasco Contrarian Value Fund. (7)


(d)(ii) Sub-Advisory Agreement among FMI Winslow Growth Fund, Fiduciary Management, Inc. and Winslow Capital Management, Inc.(6)


(d)(iii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company. (7)

(d)(iv) Sub-Advisory Agreement among FMI Woodland Small Capitalization Value Fund, Fiduciary Management, Inc. and Woodland Partners, a division of GAMCO Investors, Inc.


(d)(v) Sub-Advisory Agreement among FMI Sasco Contrarian Value Fund, Fiduciary Management, Inc. and Sasco Capital, Inc.(6)


(d)(vi) Sub-Advisory Agreement among FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund), Fiduciary Management, Inc. and KB Growth Advisors LLC.(6)

(e)            None.

(f)            None.


(g)(i) Custodian Agreement between FMI Provident Trust Strategy Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.).(2)

(g)(ii) Custodian Agreement between FMI Winslow Growth Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.)(2)

(g)(iii) Custodian Agreement between FMI Woodland Small Capitalization Value Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.).(2)

(g)(iv) Custodian Agreement between FMI Sasco Contrarian Value Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.).(3)

(g)(v) Custodian Agreement between FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund) and Firstar Bank Milwaukee, N.A. (predecessor to U.S. Bank, N.A.)
               (4)

(h)(i) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund and Fiduciary Management, Inc.(2)


(h)(ii) Administrative Agreement, including addendum, between FMI Winslow Growth Fund and Fiduciary Management, Inc.(2)

(h)(iii) Administrative Agreement, including addendum, between FMI Woodland Small Capitalization Value Fund and Fiduciary Management, Inc.(1)

(h)(iv) Administrative Agreement, including addendum, between FMI Sasco Contrarian Value Fund and Fiduciary Management, Inc.(3)


(h)(v) Administrative Agreement, including addendum, between FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund) and Fiduciary Management, Inc. (4)


(i)            Opinion of Foley & Lardner, counsel for Registrant.

(j)            Consent of PricewaterhouseCoopers LLP.

(k)            None.

(l)            Subscription Agreement.(2)

(m)(i)         Amended and Restated Servicing and Distribution Plan of the
               Registrant.(2)

(m)(ii)        Servicing and Distribution Agreement.(2)

(n)            None.

(o)            None.


(p)(i)         Code of Ethics of the Registrant. (7)

(p)(ii)        Code of Ethics of Fiduciary Management, Inc. (7)

(p)(iii)       Code of Ethics of Provident Trust Company. (7)


(p)(iv)        Code of Ethics of Winslow Capital Management, Inc.(5)


(p)(v)         Code of Ethics of Woodland Partners, a division of GAMCO
               Investors, Inc.


(p)(vi)        Code of Ethics of Sasco Capital, Inc.(5)


(p)(vii)       Code of Ethics of KB Growth Advisors LLC.(5)


____________________

(1) Previously filed as an exhibit to Amendment No. 15 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 15 was filed on July 3, 1996 and its accession number is 0000897069-96-000189.

(2) Previously filed as an exhibit to Amendment No. 18 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 18 as filed on October 1, 1997 and its accession number is 0000897069-97-000403.

(3) Previously filed as an exhibit to Amendment No. 19 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 19 was filed on October 16, 1997 and its accession number is 0000897069-97-000415.

(4) Previously filed as an exhibit to Amendment No. 22 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 22 was filed on July 15, 1999 and its accession number is 0000897069-99-000376.

(5) Previously filed as an exhibit to Amendment No. 23 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 23 was filed on October 31, 2000 and its accession number is 0000897069-00-000528.

(6) Previously filed as an exhibit to Amendment No. 24 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 24 was filed on October 31, 2001 and its accession number is 0000897069-01-500516.


(7) Previously filed as an exhibit to Amendment No. 25 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 25 was filed on October 31, 2002 and its accession number is 0000897069-02-000838.


Item 24.  Persons Controlled by or under Common Control with Registrant

     The Registrant does not control any person, nor is any person under common control with the Registrant.

Item 25.  Indemnification

     Pursuant to the Wisconsin Business Corporation Law and the Registrant's By-Laws, each of the Registrant's corporate representatives is entitled to the mandatory indemnification described below. The indemnification provided by the Wisconsin Business Corporation Law and the Registrant's By-Laws is not exclusive of any other rights to which a director or officer may be entitled. The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or director.

     A corporate representative, which includes an officer or director, is entitled to mandatory indemnification from the Registrant against certain liabilities and expenses (i) to the extent such a corporate representatives is successful in the defense of a proceeding and (ii) in proceedings in which such a corporate representatives is not successful in defense thereof, unless (in the latter case only) it is determined that the corporate representative breached or failed to perform the corporate representative's duties to the Registrant and such breach or failure constituted: (a) a willful failure to deal fairly with the Registrant or the Registrant's shareholders in connection with a matter in which the corporate representative had a material conflict of interest; (b) a violation of the criminal law unless the corporate representative had reasonably cause to believe the corporate representative's conduct was lawful or had no reasonable cause to believe the corporate representative's conduct was unlawful;
(c) a transaction from which the corporate representative derived an improper personal profit; or (d) willful misconduct. The Wisconsin Business Corporation Law specifically states that it is the public policy of Wisconsin to require or permit indemnification, allowance or expenses and insurance in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted, as described above. Additionally, under the Wisconsin Business Corporation Law, the Registrant's directors are not subject to personal liability to the Registrant, the Registrant's shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status as directors, except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

     Under certain circumstances, the Registrant is required to advance expenses for the defense of any action for which indemnification may be available.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters

     The Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records


     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of the Registrant's Administrator, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202; the Registrant's investment adviser, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202; the FMI Provident Trust Strategy Fund's portfolio manager, Provident Trust Company, at its corporate offices, N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072; the FMI Winslow Growth Fund's portfolio manager, Winslow Capital Management, Inc., at its corporate offices, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402; the FMI Knappenberger Partners Emerging Growth Fund's portfolio manager, KB Growth Advisors LLC, at its offices, 800 LaSalle Avenue, Suite 2280, Minneapolis, Minnesota 55402; the FMI Woodland Small Capitalization Value Fund's portfolio manager, Woodland Partners, a division of GAMCO Investors, Inc., at its offices, 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402; the FMI Sasco Contrarian Value Fund's portfolio manager, Sasco Capital, Inc., at its corporate offices, 10 Sasco Hill Road, Fairfield, CT 06824; or the Registrant's transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services

     All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 20th day of October, 2003.


                                          FMI MUTUAL FUNDS, INC.
                                          (Registrant)


                                          By: /s/ Ted D. Kellner
                                             -----------------------------------
                                              Ted D. Kellner, President


     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name                                      Title                     Date
----                                      -----                     ----



/s/ Ted D. Kellner                 Principal Executive,      October 20, 2003
---------------------------        Financial and
Ted D. Kellner                     Accounting Officer


/s/ Donald S. Wilson               Director                  October 21, 2003
---------------------------
Donald S. Wilson


/s/ Barry K. Allen                 Director                  October 24, 2003
---------------------------
Barry K. Allen


/s/ George D. Dalton               Director                  October 28, 2003
---------------------------
George D. Dalton


/s/ Gordon H. Gunnlaugsson         Director                  October 28, 2003
---------------------------
Gordon H. Gunnlaugsson


/s/ Paul S. Shain                  Director                  October 28, 2003
---------------------------
Paul S. Shain



                                 Signature Page

                                  EXHIBIT INDEX

Exhibit No.                                Exhibit
-----------                                -------


(a)(i) Restated Articles of Incorporation, as amended, of the Registrant. *

(a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant. *

(a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant's series. *

(a)(iv) Articles of Amendment relating to change of name of the Registrant's series. *

(b)            By-laws, as amended, of the Registrant. *


(c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.


(d)(i)         Investment Advisory Agreement between Fiduciary Management, Inc.
               and the Registrant on behalf of the FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund), FMI Woodland Small Capitalization Value Fund and FMI Sasco Contrarian Value Fund. *

(d)(ii) Sub-Advisory Agreement among FMI Winslow Growth Fund, Fiduciary Management, Inc. and Winslow Capital Management, Inc. *

(d)(iii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company.*

(d)(iv) Sub-Advisory Agreement among FMI Woodland Small Capitalization Value Fund, Fiduciary Management, Inc. and Woodland Partners, a division of GAMCO Investors, Inc.

(d)(v) Sub-Advisory Agreement among FMI Sasco Contrarian Value Fund, Fiduciary Management, Inc. and Sasco Capital, Inc. *

(d)(vi) Sub-Advisory Agreement among FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund), Fiduciary Management, Inc. and KB Growth Advisors LLC. *


(e)            None.

(f)            None.


(g)(i) Custodian Agreement between FMI Provident Trust Strategy Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.). *

(g)(ii) Custodian Agreement between FMI Winslow Growth Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.). *

(g)(iii) Custodian Agreement between FMI Woodland Small Capitalization Value Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.). *


                             Exhibit Index - Page 1

(g)(iv) Custodian Agreement between FMI Sasco Contrarian Value Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.). *

(g)(v) Custodian Agreement between FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund) and Firstar Bank Milwaukee, N.A. (predecessor to U.S. Bank, N.A.). *

(h)(i) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund and Fiduciary Management, Inc. *

(h)(ii) Administrative Agreement, including addendum, between FMI Winslow Growth Fund and Fiduciary Management, Inc. *

(h)(iii) Administrative Agreement, including addendum, between FMI Woodland Small Capitalization Value Fund and Fiduciary Management, Inc. *

(h)(iv) Administrative Agreement, including addendum, between FMI Sasco Contrarian Value Fund and Fiduciary Management, Inc. *

(h)(v) Administrative Agreement, including addendum, between FMI Knappenberger Partners Emerging Growth Fund (f/k/a FMI Knappenberger Bayer Emerging Growth Fund) and Fiduciary Management, Inc. *


(i)            Opinion of Foley & Lardner, Counsel for Registrant.

(j)            Consent of PricewaterhouseCoopers LLP.

(k)            None.


(l)            Subscription Agreement. *

(m)(i)         Amended and Restated Servicing and Distribution Plan of the
               Registrant. *

(m)(ii)        Servicing and Distribution Agreement. *


(n)            None.

(o)            None.


(p)(i)         Code of Ethics of the Registrant. *

(p)(ii)        Code of Ethics of Fiduciary Management, Inc. *

(p)(iii)       Code of Ethics of Provident Trust Company. *

(p)(iv)        Code of Ethics of Winslow Capital Management, Inc. *

(p)(v)         Code of Ethics of Woodland Partners, a division of GAMCO
               Investors, Inc.

(p)(vi)        Code of Ethics of Sasco Capital, Inc. *

(p)(vii)       Code of Ethics of KB Growth Advisors LLC. *


--------------------------
*   Incorporated by reference.


                             Exhibit Index - Page 2